UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

Coronado Global Resources Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Coronado Global Resources Inc.
Level 33, Central Plaza One
345 Queen Street, Brisbane Qld 4000
April 22, 2025
To Our Stockholders:
We are pleased to invite you to attend the Annual General Meeting of Stockholders, or the Annual General Meeting, of Coronado Global Resources Inc., or the Company, to be conducted via live webcast on June 4, 2025, at 10:00 A.M., Australian Eastern Standard Time (or June 3, 2025, at 8:00 P.M., U.S. Eastern Time) at https://meetnow.global/MSJFC6S. All dates herein refer to U.S. Eastern Time, unless noted otherwise. We will provide access to our proxy materials over the internet at www.investorvote.com.au by mailing our stockholders, which term includes in this letter, our holders of CHESS Depositary Interests, or CDIs, a Notice of Internet Availability of Proxy Materials on April 22, 2025. The Notice of Internet Availability of Proxy Materials provides information on how stockholders can obtain paper copies of our proxy materials, if they so choose. This method expedites the receipt of your proxy materials and lowers the costs of our Annual General Meeting.
As we are incorporated in the State of Delaware, United States of America, the Annual General Meeting will be held in accordance with the laws of the State of Delaware. We are holding a virtual meeting this year because it enables greater stockholder access, attendance and participation, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces costs.
Stockholders, or their appointed proxies, will be able to listen, vote and submit questions from any location with internet connectivity. There will not be a physical location for our Annual General Meeting, and you will not be able to attend the meeting in person. Additional information on how to participate in the Annual General Meeting can be found on page i below. The following pages include a formal notice of the Annual General Meeting and the Company’s proxy statement. The matters to be approved by the Company’s stockholders include the election of director nominees, approval of our named executive officers’ compensation and ratification of the appointment of the Company’s principal accounting firm for the fiscal year ending December 31, 2025. These materials describe the matters on the agenda for the Annual General Meeting and provide details regarding attendance at the Annual General Meeting. Please read these materials so that you will know precisely what we plan to do at the Annual General Meeting.
The presentations for the Annual General Meeting will be available online at https://meetnow.global/MSJFC6S on the date of the Annual General Meeting. Our climate-related sustainability initiatives and strategies are set out in our 2024 Sustainability Report at www.coronadoglobal.com/sustainability/. Our non-climate-related sustainability initiatives are included in the relevant sections of our website. Nothing on our website, including our Sustainability Reports or sections thereof, shall be deemed incorporated by reference into this proxy statement. It is important that your shares (or shares underlying CDIs) be represented at the Annual General Meeting, regardless of whether or not you plan to attend the virtual meeting. You may vote your shares (or shares underlying CDIs) through the voting options available to you as described in the accompanying proxy statement and the Notice of Internet Availability of Proxy Materials, proxy card or CDI voting instruction form you receive. We hope you will exercise your right to vote.
As previously disclosed, William (Bill) Koeck informed the Board of Directors of his decision to not stand for re-election as a director upon expiration of his current term, which expires at the Annual General Meeting. Mr. Koeck joined our Board of Directors on September 21, 2018, and was appointed as Chair on April 28, 2019. Since May 24, 2023, Mr. Koeck has served as Deputy Chair and Lead Independent Director of the Board. On behalf of the Board of Directors, I thank Mr. Koeck for his leadership, and contributions during his six years of service as a director of the Company and his support for the Company.

Your directors are unanimously of the opinion that all resolutions proposed in the accompanying proxy statement are in the best interests of stockholders and the Company as a whole. On behalf of management and our Board of Directors, we thank you for your continued support of the Company.
Sincerely,
/s/ Garold Spindler
Garold Spindler
Executive Chair

Coronado Global Resources Inc.
Level 33, Central Plaza One
345 Queen Street, Brisbane Qld 4000
NOTICE OF ANNUAL GENERAL MEETING OF STOCKHOLDERS
To the Stockholders of Coronado Global Resources Inc.:
We are pleased to invite you to attend the Annual General Meeting of Stockholders, or the Annual General Meeting, of Coronado Global Resources Inc., or the Company, to be conducted via live webcast on June 4, 2025, at 10:00 A.M., Australian Eastern Standard Time (or June 3, 2025, at 8:00 P.M., U.S. Eastern Time) at https://meetnow.global/MSJFC6S. We are holding a virtual only meeting to enable greater stockholder access, attendance and participation, to improve meeting efficiency and our ability to communicate effectively with our stockholders, and to reduce costs. Stockholders, or their appointed proxies, will be able to listen, vote and submit questions from any location with internet connectivity. There will not be a physical location for our Annual General Meeting, and you will not be able to attend the meeting in person. Additional information on how to participate in the Annual General Meeting can be found on page i below.
The proposals for the Annual General Meeting are as follows:
1.
the holder of our preferred stock Series A, par value $0.01 per share, will be asked to elect the director nominee designated by The Energy & Minerals Group and named in the accompanying proxy statement to serve until the 2026 annual general meeting of stockholders of the Company or until such director’s successor has been duly elected and qualified;

The holders of our common stock (and holders of our Chess Depositary Interests, or CDI Holders) will be asked to:
2.
elect each of the six director nominees of the Company named in the accompanying proxy statement to serve until the 2026 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified;

3.
approve, on a non-binding advisory basis, the compensation of our named executive officers;

4.
ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

5.
transact such other business as may properly come before the Annual General Meeting or any postponements or adjournments thereof.

Stockholders who held our common stock at the close of business on April 16, 2025 are entitled to receive notice of, attend and vote at the Annual General Meeting. Whether or not you plan to join the virtual Annual General Meeting, to ensure that your shares (or shares underlying your Chess Depositary Interests, or CDIs) are represented at the Annual General Meeting, please vote your shares (or shares underlying your CDIs) in one of the manners described in the accompanying proxy materials.
Stockholders may vote their shares by telephone, by signing, dating and returning their proxy card, or at the virtual Annual General Meeting. For specific voting instructions, please refer to the information provided in the following proxy statement or the voting instructions you receive that are provided via the internet or mail.
CDI Holders may instruct CHESS Depositary Nominees Pty Ltd, or CDN, to vote the shares underlying their CDIs by following the instructions on the CDI voting instruction form or online at

www.investorvote.com.au. Doing so permits CDI Holders to instruct CDN to vote on their behalf in accordance with their written instructions.
Your vote is important. Please vote your shares promptly to ensure the presence of a quorum during the Annual General Meeting. If you are unable to join the Annual General Meeting, you are encouraged to complete the enclosed proxy card or CDI voting instruction form and submit it as soon as possible in the envelope provided so that it is received by 10:00 A.M., Australian Eastern Standard Time, on June 2, 2025 or 8:00 P.M., U.S. Eastern Time, on June 1, 2025. Alternatively, you can cast your vote online before 10:00 A.M., Australian Eastern Standard Time, on June 2, 2025 or 8:00 P.M., U.S. Eastern Time, on June 1, 2025 by following the instructions on the proxy card.
Important Notice Regarding the Internet Availability of Proxy Materials
for the Annual General Meeting of Stockholders to Be Held on June 3, 2025:
This Notice of the Annual General Meeting of Stockholders, the accompanying proxy statement and the Company’s 2024 Annual Report to Stockholders (which includes the Company’s Annual Report on Form 10-K filed with the U.S. Securities and
Exchange Commission on February 19, 2025), are available at www.investorvote.com.au.
This Notice of the Annual General Meeting of Stockholders is accompanied by the proxy statement, a form of proxy card and a CDI voting instruction form, which all form part of this Notice.
The Board of Directors unanimously recommends that the stockholders of the Company vote their shares (or shares underlying CDIs) as follows:
“FOR” the election, by the holder of our preferred stock Series A, par value $0.01 per share, of the director nominee of the Company designated by The Energy & Minerals Group and named in the accompanying proxy statement to serve until the 2026 annual general meeting of stockholders of the Company or until such director’s successor has been duly elected and qualified;
“FOR” the election, by the holders of our common stock (and CDIs), of each of the six director nominees of the Company named in the accompanying proxy statement to serve until the 2026 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified;
“FOR” the approval, on a non-binding advisory basis, of our named executive officers’ compensation; and
“FOR” the ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
By Order of the Board of Directors,
/s/ Susan Casey
Susan Casey
Secretary
Brisbane, Australia
April 22, 2025

IMPORTANT INFORMATION ABOUT THE COMPANY’S
VIRTUAL ANNUAL GENERAL MEETING OF STOCKHOLDERS
Important Information about the Company’s Virtual Annual General Meeting
The 2025 Annual General Meeting of Stockholders, or the Annual General Meeting, of Coronado Global Resources Inc., or the Company, will be held on June 3, 2025. The Annual General Meeting will be conducted solely online, via live webcast. Stockholders of record at the close of business on April 16, 2025 are entitled to participate in the Annual General Meeting. Below are answers to some frequently asked questions about the virtual Annual General Meeting format.
Why did the Board of Directors decide to adopt a virtual format for the Annual General Meeting?
Our Annual General Meeting will be a completely virtual meeting conducted solely online via live webcast where stockholders, which term includes CHESS Depositary Interests, or CDIs, holders, or CDI Holders, will participate by accessing a website using the internet. There will not be a physical meeting location. Our experience continues to be that hosting a virtual meeting facilitates stockholders’ access, attendance and participation at our Annual General Meeting by enabling stockholders to participate remotely from any location around the world. We have designed the virtual Annual General Meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right of stockholders to vote and submit questions before and during the meeting through the virtual meeting platform. A virtual meeting also eliminates many of the costs associated with hosting a physical meeting, which will benefit both our stockholders and the Company.
How can I view and participate in the Annual General Meeting?
All of our stockholders are invited to attend the Annual General Meeting.
Stockholders can watch and participate in the virtual Annual General Meeting via the online platform by visiting https://meetnow.global/MSJFC6S. Stockholders should enter the stockholder control number provided on your proxy card.
If you participate in the virtual Annual General Meeting as a proxyholder, you can log into the Annual General Meeting by entering a unique email invitation link, which can be obtained by contacting Computershare Investor Services at legalproxy@computershare.com prior to 7:00 A.M., Australian Eastern Standard Time on May 29, 2025 (or 5:00 P.M., U.S. Eastern Time, on May 28, 2025).
Note that stockholders who wish to appoint a third-party proxyholder to represent them at the Annual General Meeting and attend online must appoint their proxyholder prior to the proxyholder registering for online access. For online access, the proxyholder must obtain a unique email invitation link by contacting Computershare Investor Services at legalproxy@computershare.com prior to 7:00 A.M., Australian Eastern Standard Time on May 29, 2025 (or 5:00 P.M., U.S. Eastern Time, on May 28, 2025).
If you would like to attend the virtual Annual General Meeting as a CDI Holder, you can log into the Annual General Meeting as a guest, by entering your name and email address in the respective fields.
Note that CDI Holders may not vote online at the Annual General Meeting. CDI Holders who wish to vote on the proposals at the Annual General Meeting must use their CDI voting instruction form to direct CHESS Depositary Nominees Pty Ltd, or CDN, to vote their CDIs by 10:00 A.M. Australian Eastern Standard Time on June 2, 2025 (or 8:00 P.M., U.S. Eastern Time, on June 1, 2025).
For full details on how to log in, please refer to the Online Meeting Guide available at https://coronadoglobal.com/.
When can I join the virtual Annual General Meeting?
You may log into the Annual General Meeting platform beginning at 9:00 A.M., Australian Eastern Standard Time on June 4, 2025 (or 7:00 P.M., U.S. Eastern Time, on June 3, 2025). The Annual General Meeting will begin promptly at 10:00 A.M., Australian Eastern Standard Time (or 8:00 P.M., U.S. Eastern Time).

i

How can I ask questions?
We encourage stockholders to submit their questions in advance of the Annual General Meeting by visiting www.investorvote.com.au. Questions can also be submitted by stockholders, or their appointed proxies, but not CDI Holders at any time during the Annual General Meeting through the Annual General Meeting’s virtual meeting platform. To ask a question during the Annual General Meeting, press on the speech bubble icon. This will open a new screen. At the bottom of that screen, there will be a section for you to type your question. Once you have finished typing, please hit the arrow symbol to send.
Note that only stockholders, or their appointed proxies, but not CDI Holders, will have access to the voting and question functions on the Annual General Meeting’s virtual meeting platform. CDI Holders may not vote, or ask questions, online during the Annual General Meeting. However, we encourage all stockholders, including CDI Holders, to submit your questions in advance of the Annual General Meeting by visiting www.investorvote.com.au.
What if I lost my control number?
You will be able to log in as a guest. To view the Annual General Meeting webcast, visit https://meetnow.global/MSJFC6S and register as a guest. However, if you log in as a guest, you will not be able to vote your shares or submit questions during the Annual General Meeting.
What if I have technical or logistical difficulties?
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual General Meeting. If you encounter any difficulties accessing the Annual General Meeting during the check-in or meeting time, please call 1-888-724-2416 (if in the U.S.) or +61 3 9415 4024 (if in Australia) for assistance. Technical support will be available starting one hour before the start of the Annual General Meeting and will remain available for 30 minutes after the Annual General Meeting has finished.
Where can I find additional information?
Additional information regarding the ability of stockholders to ask questions during the Annual General Meeting, related rules of conduct, and procedures for posting appropriate questions received during the Annual General Meeting will be available two weeks prior to the Annual General Meeting at https://coronadoglobal.com/. Similarly, matters addressing technical and logistical issues, including accessing the Annual General Meeting’s virtual meeting platform, webcasting arrangements and recordings will be available on our investor relations page one week prior to the Annual General Meeting at https://coronadoglobal.com/.
What if I have additional questions?
You may call investor relations at +61 7 3031 7777 or contact investors@coronadoglobal.com.
Our Commitment to Transparency
If there are questions pertinent to Annual General Meeting matters, management will post answers to a representative set of such questions on the investor relations page of the Company’s website (https://coronadoglobal.com/investors). Any relevant questions and answers and a replay of the Annual General Meeting will be available as soon as practicable after the Annual General Meeting and will remain available for two weeks after posting.

2025 PROXY STATEMENT
Unless otherwise noted, references in this proxy statement to “we,” “us,” “our,” “Company,” or “Coronado” refer to Coronado Global Resources Inc. and its consolidated subsidiaries and associates, unless the context indicates otherwise. In addition, all dollar amounts contained herein are expressed in United States dollars, or US$, except where otherwise stated. References to “A$” are references to Australian dollars, the lawful currency of the Commonwealth of Australia. This proxy statement is being furnished in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Company’s 2025 Annual General Meeting of Stockholders, or the Annual General Meeting, to be conducted virtually via live webcast on June 4, 2025, at 10:00 A.M., Australian Eastern Standard Time (or June 3, 2025, at 8:00 P.M., U.S. Eastern Time). This proxy statement contains important information regarding the Annual General Meeting. You should review this information, along with the Notice of the Annual General Meeting of Stockholders and Coronado’s 2024 Annual Report to Stockholders, or the Proxy Annual Report, before voting. The Proxy Annual Report includes the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission, or SEC, on February 19, 2025.
You may vote if you were a stockholder of record at the close of business on April 16, 2025, or the record date, for the Annual General Meeting. CDI Holders, as of the record date are entitled to receive notice of and attend the Annual General Meeting and may direct CDN to vote the shares underlying their CDIs at the Annual General Meeting by following the instructions on the CDI voting instruction form or by voting online at www.investorvote.com.au.
Our proxy materials are first being made available to all stockholders and CDI Holders entitled to vote on or about April 22, 2025.

PROPOSALS 1 AND 2. ELECTION OF DIRECTOR NOMINEES
The following qualified individuals have been nominated for election to the Board of Directors and possess skills we believe align with our business and strategy:
Name	Age	Position(s)
Douglas G. Thompson	52	Managing Director and Chief Executive Officer
Garold Spindler	77	Executive Chair, Director
Aimee R. Allen	61	Director
Philip Christensen	70	Director
Greg Pritchard	62	Director
Laura Tyson	53	Director
Jan C. Wilson	52	Director
Director Nominees
The size of our Board of Directors is fixed by our Board of Directors, subject to the terms of our certificate of incorporation and bylaws. Pursuant to our certificate of incorporation, The Energy & Minerals Group, or EMG, and funds managed by EMG, which we refer to, collectively, as the EMG Group, or a permitted transferee thereof, is provided with Board of Directors designation rights tied to the level of the EMG Group’s aggregate beneficial ownership of shares of our common stock. See “Board of Directors” for information regarding the director nomination and election rights of the EMG Group.
The Company has received a notice from the EMG Group that they have nominated Ms. Laura Tyson for reelection at the Annual General Meeting. At the Annual General Meeting, the holder of our issued share of preferred stock Series A, par value $0.01 per share, or the Series A Share, will be asked to elect the director nominee designated by the EMG Group, and holders of our common stock will be asked to elect six director nominees. If each of the director nominees listed below is elected, the size of our Board of Directors will be seven directors pursuant to our certificate of incorporation.
The stockholders are being asked to elect each of the persons listed below to serve until the 2026 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified. All director nominees currently serve as directors whose terms expire at the Annual General Meeting. Each of the director nominees have agreed to being named in this proxy statement and to serve as a director if elected at the Annual General Meeting. Our Board of Directors has nominated these director nominees (except for Ms. Laura Tyson) following the recommendation of the Compensation and Nominating Committee of the Board of Directors. As previously disclosed, William (Bill) Koeck informed the Board of Directors of his decision to not stand for re-election as a director upon expiration of his current term at the Annual General Meeting. The Board of Directors has determined that the role of Lead Independent Director will not continue following the Annual General Meeting.
Unless otherwise directed, the proxy holders named in the proxy you submit intend to vote “FOR” each of the nominees in the election of directors. For CDI Holders, if you do not submit your CDI voting instruction form and direct CDN on how to vote your shares underlying CDIs, the shares underlying your CDIs will not be counted for the purpose of establishing a quorum and will have no effect on the outcome of this proposal. If any nominee should become unable or unwilling for good cause to serve as a director if elected, the shares will be voted for such substitute nominee as may be proposed by our Board of Directors. However, we are not aware of any circumstances that would prevent any of the director nominees from serving on our Board of Directors.
The following provides information with respect to each nominee for election as a director. It includes the specific experience, qualifications and skills considered by the Compensation and Nominating Committee and/or the Board of Directors in assessing the appropriateness of the person to serve as a director.

Director Nominee to Be Elected by the Holder of the Series A Share
Laura Tyson, Director
Ms. Tyson joined our Board of Directors on September 21, 2018, as a designee of the EMG Group. Ms. Tyson is currently a board member for several EMG portfolio companies, including Ascent Resources LLC and Heritage NonOp Holdings, LLC and LiChem Australia Pty Ltd. Ms. Tyson serves as a Managing Director, the Chief Operating Officer and General Counsel and Secretary for EMG. She has over 25 years’ experience working on corporate and securities transactions. Prior to joining EMG in February 2014, Ms. Tyson was a Partner at the international law firm of Baker Botts L.L.P. and was a member of the Master Limited Partnership, Energy and Private Equity practice groups. While at Baker Botts L.L.P., Ms. Tyson’s practice focused on the energy sector and master limited partnerships, including those engaged in coal mining, pipeline transportation and gathering, storage, oil and gas exploration and production, compression, shipping and propane, and she served as outside counsel to EMG on both portfolio company investments and co-investment structuring beginning in 2008. Ms. Tyson earned a B.S. in Economics and Finance from McNeese State University and a J.D. from the University of Houston Law Center.
Ms. Tyson was selected to serve on our Board of Directors because of her extensive knowledge and understanding of our business and operations.
The Board of Directors unanimously recommends that the holder of the Series A Share vote “FOR” the election of the director nominee designated by the EMG Group listed above to serve until the 2026 annual general meeting of stockholders of the Company or until such director’s successor has been duly elected and qualified.
Nominees for Election as Directors to Be Elected by Holders of Our Common Stock
Garold Spindler, Executive Chair
Mr. Spindler has served as Executive Chair since May 2023, and previously served as our Managing Director and Chief Executive Officer from August 2018 to May 2023. Prior to that, Mr. Spindler served as the Chief Executive Officer of Coronado Group LLC from its formation in 2011 until October 2018. He served as the Chief Executive Officer at Coronado Group HoldCo LLC from December 2017 until August 2018. Mr. Spindler has 50 years’ experience in the coal industry and has held several key executive positions at some of the world’s largest coal companies, including Chief Executive Officer of UK Coal, President and Chief Executive Officer of Amax Coal Company (U.S.), and President and Chief Executive Officer of Pittston Coal Company. Mr. Spindler earned both a B.S. and M.S. in Mining Engineering from West Virginia University, and a Masters of Management from Stanford University.
Mr. Spindler was selected to serve on our Board of Directors because of his extensive knowledge and experience in the coal industry.
Douglas G. Thompson, Managing Director and Chief Executive Officer
Mr. Thompson joined our Board of Directors and has served as our Managing Director and Chief Executive Officer since May 2023. Mr. Thompson served as the Chief Operating Officer, Australia from September 2021 to May 2023. Mr. Thompson has more than 25 years’ experience in the mining industry, including as Managing Director and Chief Executive Officer of Thiess Pty Ltd, an affiliate of the CIMIC Group, an engineering-led construction and mining services company, from October 2017 to July 2021. Prior to his role of Managing Director and Chief Executive Officer, Mr. Thompson held leadership positions within the CIMIC Group of Companies, including CPB Contractor, Sedgman and Thiess Pty Ltd. Prior to joining the CIMIC Group, Mr. Thompson held senior roles with Gold Fields Limited, a gold mining company, which is headquartered in South Africa. Mr. Thompson holds a National Higher Diploma in Mechanical Engineering from Cape Peninsula University of Technology, a Bachelor of Science (Honors) Engineering Mining from the University of Witwatersrand and has completed an International Executive Development Program with the University of Cambridge and the University of Witwatersrand. Mr. Thompson is also a Chartered Professional Engineer and Fellow of Engineers Australia and AusIMM.

Mr. Thompson was selected to serve on our Board of Directors because of his extensive knowledge and experience in the coal industry.
Aimee R. Allen, Director
Ms. Allen joined our Board of Directors on August 31, 2023. Ms. Allen is a senior executive with more than 30 years’ international experience in the Steel and Mining Industries having previously held senior positions with BHP, ArcelorMittal and BlueScope Steel. Since 2018, Ms. Allen has served as a Principal Consultant for Cyient Consulting, a New York Stock Exchange, or NYSE, listed consulting practice specializing in global engineering and technology solutions. Ms. Allen held the position of General Manager, Surface for the BHP Olympic Dam mine between November 2015 and July 2017; and was responsible for the safely mined delivery of copper, uranium, gold and silver from this large-scale Australian operation. Prior to that, Ms. Allen was General Manager of the ArcelorMittal Vanderbijlpark steel works in South Africa, one of the world’s largest inland steel mills and the largest supplier of flat steel products in sub-Saharan Africa. Ms. Allen has also held a number of positions with BlueScope Steel, including General Manager, Western Port Works near Melbourne, Australia where she was responsible for all aspects of the operation. Ms. Allen holds a Masters in Metallurgical Engineering from The Ohio State University and an MBA from the University of Pittsburgh.
Ms. Allen was selected to serve on our Board of Directors because of her extensive knowledge and experience in the resources industry.
Philip Christensen, Director
Mr. Christensen joined our Board of Directors on September 21, 2018. Mr. Christensen previously served as Executive Director of New Wilkie Energy Group Ltd., a coal mining company, from January 2023 to December 2023. Since August 2018, Mr. Christensen has served as Chair of EcoJoule Energy Holdings Pty Ltd., a manufacturer of power electronics products and technologies for the grid. Mr. Christensen served as Non-Executive Director of a coal exploration business, Corvus Resources Pty Limited from December 2022, and of Corvus Operations Pty Limited from December 2023, and resigned from both boards in February 2024. Since 2017, Mr. Christensen has served as the sole partner of Christensen Legal Pty Ltd, or Christensen Legal, a Brisbane-based boutique law firm practicing general corporate law. In addition, Mr. Christensen’s prior board service includes Dover Castle Metals Pty Ltd., a mineral exploration company, from July 2021 until August 2022, Whitehaven Coal Limited, an Australian coal mining company, from 2012 until 2014, and Aston Resources Limited, an Australian coal mining, exploration and development company, from 2010 until 2012. Mr. Christensen has more than 30 years’ experience in corporate mergers and acquisitions and was a partner at Herbert Smith Freehills, a law firm, for 23 years, which predominantly advises companies within the resources sector. Mr. Christensen earned both a Bachelor of Commerce and Bachelor of Laws degrees from the University of New South Wales. He is a solicitor admitted to practice in Queensland and the High Court of Australia.
Mr. Christensen was selected to serve on our Board of Directors because of his experience on the board of directors of coal mining and resource companies and his experience as legal counsel in the mining industry.
Greg Pritchard, Director
Mr. Pritchard joined our Board of Directors on September 21, 2018. Mr. Pritchard was Managing Director and the Chief Executive Officer of Energy Developments Limited, a global producer of sustainable distributed energy, from December 2007 until October 2016, having joined the company as Finance Director in June 2001. Mr. Pritchard previously served as Chief Financial Officer of QCT Resources Limited, a coal production and distribution company, and as Chief Financial Officer QNI Limited, an Australian nickel and cobalt refinery. Mr. Pritchard previously held senior positions at KPMG in London and Europe, a global audit, tax and advisory services provider, and Wardley James Capel (now known as HSBC Securities Asia Limited), a stock brokerage services provider, in Australia, the United Kingdom and Europe. Mr. Pritchard is a Fellow of Chartered Accountants Australia & New Zealand and earned a Bachelor of Commerce from The University of Melbourne and a Master of Applied Finance from Macquarie University.

Mr. Pritchard was selected to serve on our Board of Directors because of his extensive experience in finance and service with companies in the energy sector.
Jan C. Wilson, Director
Ms. Wilson joined our Board of Directors on August 31, 2023. Ms. Wilson is a seasoned executive with over 25 years’ experience in commodities, renewables, risk management, structured products, asset acquisition and energy transition. Since 2018, Ms. Wilson has served as a Senior Advisor for CPP (Canada Pension Plan) Investments in the Sustainable Energies Group where she advises on various areas of the business and is currently focused on the venture and growth investments in the energy transition area. Ms. Wilson previously served on the board of directors of Spartan Acquisition Corp. III prior to its merger with Allego Holding B.V. from January 2021 to March 2022, Spartan Acquisition Corp. II prior to its merger with Sunlight Financial from October 2020 to July 2021, and Spartan Acquisition Corp. I prior to its merger with Fisker Inc. from April 2020 to October 2020. In addition, Ms. Wilson served on the board of directors of Crestone Peak Resources LLC, an independent energy company focused on the extraction of oil and gas reserves in the Denver-Julesburg Basin, from September 2020 to October 2021. Ms. Wilson has previously served as a consultant for Royal Bank of Canada, Senior Vice President for RBS Sempra Commodities LLC, Director for Freepoint Commodities LLC, and commenced her career at Enron Corp. Ms. Wilson holds a B.A. in Economics and a B.A. in Honors Business Administration from the University of Western Ontario and an M.B.A from Queens University.
Ms. Wilson was selected to serve on our Board of Directors because of her extensive experience in finance and service with companies in the energy sector.
The Board of Directors unanimously recommends that holders of our common stock (and CDI Holders) vote “FOR” the election of each of the six director nominees of the Company listed above to serve until the 2026 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified.

PROPOSAL 3. ADVISORY VOTE TO APPROVE OUR
NAMED EXECUTIVE OFFICERS’ COMPENSATION
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A(a)(1) of the Securities Exchange Act of 1934, or the Exchange Act, we are providing our stockholders the opportunity to cast a non-binding, advisory vote on the compensation of the Company’s named executive officers, or NEOs, as disclosed in this proxy statement, or Say-on-Pay vote. The Company conducts annual Say-on-Pay votes and the next Say-on-Pay vote will occur at the 2026 annual general meeting of stockholders.
As described below under “Executive Compensation,” we seek to provide compensation to each NEO that is designed to attract and retain qualified executive officers and to incentivize them to create sustainable performance. Our compensation program is designed to reward both individual and Company performance, while aligning the financial interests of each NEO with the interests of our stockholders. The Compensation and Nominating Committee sets compensation for each NEO at a level it believes is appropriate considering each NEO’s current compensation levels, peer group benchmarking, and, other than with respect to his own compensation, recommendations of the Chief Executive Officer, which are based primarily on Company and individual performance, as well as competitive market data.
This Say-on-Pay vote is not intended to address any specific element of compensation. Rather, the vote relates to the overall compensation of our NEOs, as described below under “Executive Compensation.” We are asking our stockholders to approve the following advisory resolution at our Annual General Meeting:
“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”
As an advisory vote, the stockholder (or CDI Holder) vote on named executive officer compensation is not binding on the Company or the Board of Directors. However, the Compensation and Nominating Committee and the Board of Directors value the opinions of the stockholders (and CDI Holders) and will consider the outcome of the vote in establishing compensation philosophy and making future compensation decisions.
The Board of Directors unanimously recommends that holders of our common stock (and CDI Holders) vote “FOR” the approval, on a non-binding advisory basis, of our named executive officers’ compensation.

PROPOSAL 4. RATIFICATION OF THE APPOINTMENT OF
ERNST & YOUNG AS THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025
The Audit, Governance and Risk Committee, or Audit Committee, has appointed Ernst & Young, or EY, to serve as the independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2025. Although we are not required to seek stockholder approval of this appointment, we intend to seek stockholder approval of our registered public accounting firm annually. No determination has been made as to what action the Audit Committee would take if our stockholders fail to ratify the appointment. Even if the appointment is ratified, the Audit Committee retains discretion to appoint a new independent registered public accounting firm at any time if the Audit Committee concludes such a change would be in our best interests. We expect that representatives of EY will be present at the Annual General Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.
Audit Fees
The following tables present fees for professional services rendered by EY for the fiscal periods indicated:
	Fees
Service	2024	2023
Audit Fees(1)	$2,565,000	$2,509,500
Audit-Related Fees(2)	$356,500	$200,600
Tax Fees(3)	$100,400	$370,500
All Other Fees(4)	$—	$321,200

(1)
Audit fees consist of fees billed, or to be billed, for professional services rendered for the audit of our annual consolidated financial statements and internal control over financial reporting as of and for each of the fiscal years ended December 31, 2024 and December 31, 2023, and reviews of our interim financial statements included in quarterly reports and services normally provided by our independent registered public accounting firm in connection with statutory filings. For each of the fiscal years ended December 31, 2024 and December 31, 2023, EY was also required to audit, and attest to, our management’s report on internal control over financial reporting in compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

(2)
Audit-related fees consist of fees billed, or to be billed, related to agreed-upon procedures and services normally provided by our independent registered public accounting firm in connection with regulatory filings.

(3)
Tax fees consist of fees billed, or to be billed, related to tax compliance matters, tax advisory services and routine on-call advice.

(4)
All other fees consist of fees billed, or to be billed, related to due diligence and advisory services pertaining to potential business acquisitions or divestures, including tax due diligence but not tax services related to structuring.

The Audit Committee has adopted an audit and non-audit services pre-approval policy that requires the Audit Committee to pre-approve services to be provided by the Company’s independent registered public accounting firm. The Audit Committee will consider whether the services to be provided by the independent registered public accounting firm are prohibited by the SEC’s rules on auditor independence and whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service. The Audit Committee is mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve such services. The Audit Committee has delegated to the Chair of the Audit Committee pre-approval authority between Audit Committee meetings, and the Chair must report any pre-approval decisions to the Audit Committee at the next regularly scheduled Audit Committee meeting. All non-audit services performed by EY in 2024 were pre-approved in accordance with the procedures established by the Audit Committee.
The Board of Directors unanimously recommends that holders of our common stock (and CDI Holders) vote “FOR” the ratification of the appointment of Ernst & Young as the
Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
The names, ages and positions of our executive officers are set forth below:
Name	Age	Position(s)
Douglas G. Thompson	52	Managing Director and Chief Executive Officer
Garold Spindler	77	Executive Chair
Jeffrey D. Bitzer	69	Chief Development Officer
Craig R. Manz	54	Chief Operating Officer
Christopher P. Meyering	66	Vice President and Chief Legal Officer
Emma Pollard	51	Chief People and Sustainability Officer
Barend J. van der Merwe	49	Chief Financial Officer
Executive Officers
Jeffrey D. Bitzer, Chief Development Officer
Mr. Bitzer joined Coronado Group LLC in September 2013, has served as the Chief Development Officer since March 2024 and previously served as the Group Chief Operating Officer from July 2023 to March 2024. Prior to that, Mr. Bitzer served as the Chief Operating Officer, United States from August 2021 to July 2023, and the Vice President, U.S. Operations from September 2013 to July 2021. Mr. Bitzer has more than 40 years’ experience in operations management involving all aspects of coal mining, including safety management, environmental compliance, cost control and analysis, production management, reserve evaluation, quality control, and process improvement. Prior to 2013, Mr. Bitzer held several positions including President and General Manager, Manager of Contract Operations and Director of Engineering for Arch Coal, Inc., Vice President and General Manager for Magnum Coal Company and Vice President of Operations for United Coal Company. Mr. Bitzer earned a Bachelor of Science degree in Mining Engineering from West Virginia University and is a licensed professional engineer in West Virginia.
Craig R. Manz, Chief Operating Officer
Mr. Manz joined the Company in March 2025 as Chief Operating Officer. Mr. Manz previously served as Vice President, Operations of Compass Minerals International, Inc., a minerals production company, from January 2022 to March 2025. He previously served as Executive Head, Underground Operations at Anglo American plc, a multinational mining company, in Brisbane, Queensland, from December 2020 to January 2022 and as Project Director from July 2020 to December 2020. In addition, he served as General Manager at the Appin Mine at South32, a mining and metals company, from July 2018 to July 2020 and General Manager and Site Senior Executive at Anglo American plc from July 2014 to June 2018. Prior to that, he served in various management roles at Discovery Metals Botswana, Vale Coal Australia, BHP Billiton Mitsubishi Alliance, Anglo American plc and BHP Billiton Illawarra Coal. Mr. Manz holds a graduate diploma in maintenance management and a Master of Business Administration from Central Queensland University.
Christopher P. Meyering, Vice President and Chief Legal Officer
Mr. Meyering joined the Company as Vice President and Chief Legal Officer in September 2021 and served as Secretary from September 2021 to August 2023. Mr. Meyering has been a practicing lawyer since 1983. Prior to joining the Company, Mr. Meyering was the Chief Legal Officer and Chief Compliance Officer of Sciens Capital Management LLC, a private equity fund manager, from October 2000 to July 2021. Mr. Meyering has also served as Vice President, General Counsel and Secretary for Pure Energy Corporation, an early-stage biofuel formulations company, from October 1998 to September 2000 and as Assistant General Counsel and Director of Government Affairs at The Pittston Company, an American conglomerate listed on the NYSE with interests in coal mining, home security systems, armored car services and air freight, from October 1989 to September 1998. Previously, Mr. Meyering was associated with the law firms of Day, Berry & Howard, in its corporate department, and Whitman & Ransom, in the litigation department.

Mr. Meyering earned his Bachelor of Arts degree from Georgetown University and a Juris Doctorate from Georgetown University Law Center.
Emma Pollard, Chief People and Sustainability Officer
Ms. Pollard has served as our Chief People and Sustainability Officer since March 2022. Ms. Pollard served as our Vice President, People and Culture from October 2018 until February 2022, and was previously our General Manager of Human Resources in Australia since January 2018. Ms. Pollard has nearly 30 years’ experience in human resources. Prior to joining the Company, Ms. Pollard served as the General Manager People and Sustainability of Wesfarmers, prior to its acquisition by the Company. Prior to that, Ms. Pollard served as Head of Human Resources of European Operations at Mylan NV, a global generic and specialty pharmaceutical company, from January 2015 to September 2017 and Senior Director Talent Acquisition and Development, Europe from August 2013 to January 2015. Ms. Pollard also served as a Director, Human Relations, Australia and New Zealand at Alphapharm Pty Limited, a subsidiary of Mylan NV, from 2011 until 2013 and as Executive General Manager, Human Resources at Capral Aluminum from 2005 until 2011. Ms. Pollard earned a B.A. (Hons) in Business Administration from the University of Sunderland and a Post-Graduate Diploma in Human Resource Management from the University of Northumbria.
Barend J. van der Merwe, Chief Financial Officer
Mr. van der Merwe joined the Company as Chief Financial Officer in April 2025. Mr. van der Merwe previously served as Chief Financial Officer of Evolution Mining, a gold mining company, from March 2023 to March 2025. Mr. van der Merwe previously served as Vice President, Organizational Effectiveness Transformation Program at Orica Limited, a commercial explosives provider, from May 2022 to December 2023, and as Vice President, Group Finance from July 2019 to May 2022. Prior to that, Mr. van der Merwe served as the Chief Financial Officer and Executive Director at Lonmin Plc, a platinum group metals mining company, from April 2016 to June 2019, and Chief Financial Officer at Debswana Diamond Company Limited, a diamond mining company, from December 2012 to December 2015. Mr. van der Merwe also held various senior finance roles within Anglo American Platinum, a platinum mining company, between 2002 to 2012. Mr. van der Merwe also held various audit and accounting roles at PricewaterhouseCoopers from 1998 to 2002. Mr van der Merwe has a B Com (Hons) with a major in Accounting Sciences from the University of Pretoria. He became a Chartered Accountant and member of the South African Institute of Chartered Accountants (SAICA) in May 2001, and is a full Chartered Accountant and current member of Chartered Accountants Australia & New Zealand.
Board of Directors
Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of eight directors, comprised of our Chief Executive Officer, our Executive Chair, five independent directors and one non-executive director nominated by EMG. Mr. Koeck will not stand for re-election as a director upon expiration of his current term, which expires at the Annual General Meeting.
The number of directors is fixed by our Board of Directors, subject to the terms of our certificate of incorporation and bylaws. Pursuant to our certificate of incorporation, we issued the Series A Share, which is beneficially owned by the EMG Group, through its ownership of Coronado Group LLC. Ownership of our Series A Share provides the EMG Group (or a permitted transferee thereof) with Board of Directors designation rights tied to the level of the EMG Group’s aggregate beneficial ownership of shares of our common stock.
If the EMG Group elects, by written notice to us, the EMG Group will have the sole and exclusive right to nominate and elect, voting as a separate class and to the exclusion of all other series or classes of capital stock, a number of directors representing:
•
a majority of the total number of directors so long as the EMG Group beneficially owns in the aggregate at least 50% of our outstanding shares of common stock;

•
40% of the total number of directors if the EMG Group beneficially owns in the aggregate 40% or more, but less than 50%, of our outstanding shares of common stock;

•
30% of the total number of directors if the EMG Group beneficially owns in the aggregate 30% or more, but less than 40%, of our outstanding shares of common stock;

•
20% of the total number of directors if the EMG Group beneficially owns in the aggregate 20% or more, but less than 30%, of our outstanding shares of common stock; or

•
10% of the total number of directors if the EMG Group beneficially owns in the aggregate 10% or more, but less than 20%, of our outstanding shares of common stock.

We will redeem our Series A Share to the fullest extent permitted by law (at a price of $1.00) if, at any time, the EMG Group no longer beneficially owns, in the aggregate, 10% or more of the outstanding shares of our common stock.
On September 24, 2018, we entered into a Stockholder’s Agreement with Coronado Group LLC, which governs the relationship between the EMG Group and us (including certain governance matters) while the EMG Group retains an interest in our ownership. Pursuant to the Stockholder’s Agreement, for so long as the EMG Group has the right to nominate and elect directors as a holder of our Series A Share and any such director has been elected, the EMG Group will have the right to designate one of such directors to be included in the membership of any committee of the Board of Directors, except to the extent that such membership would violate applicable securities laws or stock exchange or stock market rules.
Apart from Mr. Koeck, each of our current directors will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.
Code of Business Conduct and Ethics
Our Board of Directors has adopted a formal Code of Business Conduct and Ethics, which is applicable to all of our employees, officers and directors, including our chief executive and senior financial officers, that outlines how we expect our representatives to behave and conduct business in the workplace and includes legal compliance and guidelines on appropriate ethical standards.
The Code of Business Conduct and Ethics is designed to:
•
provide a benchmark for professional behavior;

•
support our business reputation and corporate image within the community; and

•
make directors and employees aware of the consequences if they breach the Code of Business Conduct and Ethics.

The Code of Business Conduct and Ethics is available on our website at https://coronadoglobal.com/sustainability/social/governance/. Any amendment to the Code of Business Conduct and Ethics, or any waivers of its requirements, will be disclosed on our website. The identification of our website in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.
Securities Dealing Policy
Coronado has adopted a Securities Dealing Policy that governs the purchase, sale, and/or other transactions of Coronado securities by its directors, officers and employees, and has implemented processes for the Company, that the Company believes are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable ASX listing rules.
Leadership Structure and Role in Risk Oversight of the Board of Directors
Our Board of Directors is led by our Executive Chair, Garold Spindler. The Executive Chair oversees the planning of the Board of Directors’ calendar and, in consultation with the other directors, schedules and sets the agenda for meetings of the Board of Directors. In addition, the Executive Chair provides guidance and oversight to members of management and acts as the Board of Directors’ liaison to management. In this capacity, the Executive Chair is actively engaged on significant matters affecting us and is in regular dialogue with the Chief Executive Officer. The Executive Chair also has responsibility to lead our annual general meetings of stockholders and performs such other functions and responsibilities as requested by the Board of Directors from time to time.
As Executive Chair, Mr. Spindler’s duties include, but are not limited to, the following: ensuring that the Board of Directors is effective in setting and implementing the Company’s direction and that the Board of Directors focuses on strategic matters; overseeing the Company’s business and setting high governance standards; serving as the direct link between executive management and the Board of Directors; overseeing the activity of the Board of Directors, including running meetings; and maintaining good relations among members of the Board of Directors. Effective as of the date of the Annual General Meeting, Mr. Koeck will cease serving as Deputy Chair and Lead Independent Director; and the Board has determined that from the date of the Annual General Meeting that position will not continue. The Board of Directors also schedules regular executive sessions for the independent directors to meet without management participation.
The Board of Directors administers its risk oversight function through the full Board of Directors, as well as through its various committees, and views risk management as an integral part of the Company’s strategic planning process. While the Board of Directors retains ultimate responsibility for the strategy and performance of the Company, the day-to-day operation of the Company is conducted by, or under the supervision of, the Chief Executive Officer as directed by the Board of Directors. The Board of Directors approves corporate objectives for the Chief Executive Officer to work towards; and the management team is then responsible for implementing strategic objectives, plans and budgets approved by the Board of Directors. The Board of Directors also believes the current leadership structure enhances the Board of Directors’ effectiveness in providing independent oversight of material risks affecting the Company and fulfilling its risk oversight responsibility.
Director Independence
Our Board of Directors currently consists of eight members: Garold Spindler, Douglas G. Thompson, William (Bill) Koeck, Aimee R. Allen, Philip Christensen, Greg Pritchard, Laura Tyson and Jan C. Wilson. Mr. Koeck will not stand for re-election as a director upon expiration of his current term, which expires at the Annual General Meeting. Our Board of Directors has affirmatively determined that each of Mr. Koeck, Mr. Christensen, Mr. Pritchard, Ms. Allen and Ms. Wilson are “independent.” Each of Ms. Tyson, as EMG Group’s designated director nominee, and Mr. Spindler and Mr. Thompson, as current executive officers of the Company, are not considered “independent.”
Our Board of Directors determines that a director is “independent” when, after considering all relevant facts and circumstances, that director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). We have assessed the independence of our directors with respect to the definition of independence prescribed by New York Stock Exchange, or NYSE, the SEC, as well as the ASX Corporate Governance Principles and Recommendations.
Meetings of the Board of Directors and Committees
Our Board of Directors has three standing committees: an Audit Committee, a Compensation and Nominating Committee and a Health, Safety, Environment and Community Committee. The composition and responsibilities of each of the Audit Committee, Compensation and Nominating Committee, and Health, Safety, Environment and Community Committee are described below. Members serve on the three standing committees until their resignation or until otherwise determined by our Board of Directors. The charters for each of our standing committees is available on our website at https://coronadoglobal.com/sustainability/social/governance/. The identification of our website in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

The Board of Directors held 12 regular meetings and one special meeting in 2024. In addition to the formal meetings held, the Board of Directors conducted further business by unanimous written approval on 13 occasions. The Audit Committee, the Compensation and Nominating Committee and the Health, Safety, Environment and Community Committee held five, four and three meetings, respectively, in 2024. In addition to formal meetings held, the Audit Committee, the Compensation and Nominating Committee, and the Health, Safety, Environment and Community Committee each conducted further business by unanimous written approval on one, two and one occasion, respectively, in 2024. The committees receive their authority and assignments from, and report to, the Board of Directors.
During 2023, the Board of Directors appointed a special committee of independent directors, or the Special Committee, to, among other things, assess the impact and consequences on the Company, and take such actions as the Special Committee deems appropriate, in connection with the transaction between The Energy & Minerals Group (the Company’s controlling stockholder through its ownership of Coronado Group LLC, including through certain of its affiliates and managed funds) and Sev.en Global Investments, or the SGI Transaction. During 2024, the Special Committee held four meetings. On June 24, 2024, the Company announced that it had been advised by The Energy & Minerals Group that it had terminated the SGI Transaction and the Special Committee was dissolved on July 31, 2024.
All of the current directors attended at least 75% of all applicable Board of Directors and committee meetings held during 2024. In addition to holding regular Board of Directors and committee meetings, the Board of Directors members and committee members also reviewed and considered matters and documents and communicated with each other apart from the meetings. Additionally, all non-management members of the Board of Directors meet separately without members of management present at every regularly scheduled Board of Directors’ meeting and the Executive Chair leads these meetings.
The Board of Directors does not have a formal policy with regard to directors’ attendance at the annual general meeting. Seven directors attended the annual general meeting of stockholders held in 2024.
Audit Committee
Our Audit Committee currently consists of Mr. Pritchard (Chair), Mr. Christensen, Mr. Koeck and Ms. Wilson. Our Board of Directors has determined that each of Mr. Pritchard (Chair), Mr. Christensen, Mr. Koeck and Ms. Wilson are independent under Rule 10A-3 of the Exchange Act. Mr. Pritchard and Ms. Wilson each qualify as an “audit committee financial expert” under the applicable rules of the SEC. Mr. Koeck will not stand for re-election as a director upon expiration of his current term, which expires at the Annual General Meeting. Effective as of the date of the Annual General Meeting, our Audit Committee will consist of Mr. Pritchard (Chair), Mr. Christensen and Ms. Wilson.
Our Audit Committee oversees our accounting and financial reporting process and the audit of our financial statements and assists our Board of Directors in monitoring our financial systems and legal and regulatory compliance. Our Audit Committee is responsible for, among other things:
•
financial reporting;

•
application of accounting policies;

•
financial management and corporate and governance risk management;

•
internal control system;

•
taxation and financial risk management;

•
business policies and practices;

•
overseeing and advising the Board of Directors on climate-related risks;

•
compliance with applicable laws, regulations, standards and best practice guidelines; and

•
risks associated with transactions of strategic or routine nature.

The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties and the authority to retain counsel and advisors at our expense to fulfill its responsibilities and duties.

Compensation and Nominating Committee
Our Compensation and Nominating Committee currently consists of Mr. Koeck (Chair), Mr. Pritchard and Ms. Tyson. Our Board of Directors has determined that each of Messrs. Koeck and Pritchard is independent under Rule 10C-1 of the Exchange Act and qualifies as a “non-employee director” within the meaning of Rule 16b-3(b)(3) under the Exchange Act. Mr. Koeck will not stand for re-election as a director upon expiration of his current term, which expires at the Annual General Meeting. Effective as of the date of the Annual General Meeting, our Compensation and Nominating Committee will consist of Mr. Pritchard, Ms. Tyson and Ms. Allen, who will be appointed to the Compensation and Nominating Committee as Chair, effective as of the date of the Annual General Meeting.
Our Compensation and Nominating Committee is responsible for developing and maintaining our compensation strategies and policies, recommends corporate governance guidelines applicable to the Board of Directors and our employees, and identifies and recommends nominees for election or appointment to our Board of Directors and its committees. The responsibilities of the Compensation and Nominating Committee include:
•
evaluating from time to time the performance of, and determining the remuneration of, the Chief Executive Officer and his direct reports;

•
recommending to the Board of Directors whether grants are to be made under any or all of our employee equity incentive plans and approving major changes in relation to the employee equity incentive plans;

•
approving major changes and developments in our policies and procedures related to remuneration;

•
reviewing and facilitating stockholder and other stakeholder engagement in relation to our remuneration policies and practices;

•
reviewing and recommending to the Board of Directors the size and composition of the Board of Directors including reviewing Board of Directors succession plans and the succession of the Executive Chair and Chief Executive Officer;

•
reviewing and recommending to the Board of Directors the criteria for nomination as a director and the membership of the Board of Directors more generally;

•
assisting the Board of Directors in relation to the performance evaluation of the Board of Directors, committees and individual directors;

•
ensuring that processes are in place to support director induction and ongoing education; and

•
developing, in consultation with management, and recommending to the Board of Directors measurable objectives for achieving workplace culture metrics and reviewing and recommending to the Board of Directors any necessary changes on at least an annual basis.

The Compensation and Nominating Committee also has the power to investigate any matter brought to its attention within the scope of its duties and authority to retain counsel and advisors at our expense to fulfill its responsibilities and duties.
The Compensation and Nominating Committee utilizes a variety of processes for identifying and evaluating director nominees. The identification of potential director candidates may be assisted by the use of external search organizations as appropriate. Factors considered by the Compensation and Nominating Committee when reviewing a potential candidate for appointment or election to our Board of Directors include, without limitation:
•
the skills, experience, expertise and personal qualities that will best complement Board of Directors effectiveness with regard to:

•
the Board of Directors skills matrix, which sets out the mix of skills, expertise and experience that the Board of Directors currently has or is looking to achieve in its membership; and

•
the existing composition of the Board of Directors; and

•
the capability of the candidate to devote the necessary time and commitment to the role (this involves a consideration of matters such as other Board of Directors or executive appointments) and potential conflicts of interest and independence.

Except as may be required by rules promulgated by the SEC, there are currently no specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. In evaluating the suitability of the candidates, the Compensation and Nominating Committee takes into consideration such factors as it deems appropriate. These factors may include, among other things, issues of character, judgment, independence, expertise, length of service, and other commitments.
The Compensation and Nominating Committee will consider director candidates recommended by stockholders (other than the EMG Group) if properly submitted, including in compliance with the advance notice provisions set forth in Section 1.11 of the Company’s bylaws. Stockholders wishing to suggest persons for consideration as nominees for election to the Board of Directors at the 2026 annual general meeting of stockholders may do so by providing written notice to the Secretary at the principal executive office of the Company no earlier than February 3, 2026 and no later than the close of business on March 5, 2026. Assuming that a properly submitted stockholder recommendation for a potential nominee is received and appropriate biographical and background information is provided, the Compensation and Nominating Committee and the Board of Directors will follow the same process and apply the same criteria as they do for candidates submitted by other sources in accordance with the Compensation and Nominating Committee charter.
See “Board of Directors” for information regarding the director nomination and election rights of the EMG Group.
Health, Safety, Environment and Community Committee
Our Board of Directors also maintains a standing committee on health, safety, environment and community, or the HSEC Committee, which consists of Mr. Christensen (Chair), Mr. Pritchard, Ms. Tyson and Ms. Allen. Our Board of Directors has determined that each of Mr. Christensen, Mr. Pritchard and Ms. Allen are independent.
Our HSEC Committee is responsible for, among other things:
•
monitoring our performance on health, safety, environment and community, or HSEC, matters;

•
monitoring the establishment of appropriate HSEC objectives, and the strategies in place to meet these objectives;

•
overseeing and monitoring the establishment, operation and implementation of our HSEC policies and procedures, and considering their alignment with our values and risk appetite;

•
reviewing HSEC risks and issues, and action plans put in place to seek to minimize current risks and prevent incidents;

•
setting the strategic approach for sustainability and action on climate-related risks and opportunities and ensuring that these risk and opportunities, as well as emission reduction targets, are regularly discussed at HSEC meetings;

•
evaluating the adequacy and effectiveness of the identification and management of HSEC and social risks and its disclosure of any material exposures to those risks; and

•
monitoring our performance in regard to the HSEC consequences of decisions and actions, including impacts on employees, third parties, communities and our reputation.

The HSEC Committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain independent counsel and independent advisors at our expense for any matter related to the fulfillment of its responsibilities and duties.
Other Committees
Our Board of Directors may establish other committees as it deems necessary or appropriate from time to time. During 2023, the Board of Directors appointed a Special Committee, to, among other things, assess the impact and consequences on the Company, and take such actions as the Special Committee deems appropriate, in connection with the SGI Transaction. On June 24, 2024, the Company announced that it had been advised by The Energy & Minerals Group that it had terminated the SGI Transaction and the Special Committee was dissolved on July 31, 2024.
Stockholder Communications
Stockholders may send written communications to the Board of Directors or any one or more of the individual directors by mail to Coronado Global Resources Inc., Level 33, Central Plaza One, 345 Queen Street, Brisbane Qld 4000. Any stockholder who wishes to send a written communication to any member of the Board of Directors may do so by sending such communication to our Secretary, who will forward any appropriate communications directly to the Board of Directors or the individual director(s) specified in the communication. The Secretary routinely filters communications that are solicitations, consumer complaints, unrelated to the Company’s business, or determined to pose a possible security risk to the addressee.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This compensation and discussion analysis section discusses our principles underlying the policies and decisions with respect to the compensation of our named executive officers, or NEOs, for the fiscal year ended December 31, 2024. All dates in this section refer to U.S. Eastern Time, unless noted otherwise:
Name	Position(s)
Douglas G. Thompson	Chief Executive Officer
Gerhard Ziems(1)	Group Chief Financial Officer and Head of Strategic Investment
Garold Spindler	Executive Chair
Jeffrey D. Bitzer(2)	Group Chief Operating Officer
Christopher P. Meyering	Vice President and Chief Legal Officer

(1)
Mr. Ziems resigned as our Group Chief Financial Officer and Head of Strategic Investment effective as of December 31, 2024. Sandeep Deoji was appointed as our interim principal financial officer and interim principal accounting officer from January 1, 2025 until March 31, 2025. Barend J. van der Merwe was appointed as our Chief Financial Officer, effective as of April 1, 2025.

(2)
Mr. Bitzer was appointed as our Chief Development Officer effective as of March 17, 2025.

Executive Summary
Our NEOs’ compensation for 2024 was structured to align the interests of our NEOs and our stockholders, attract and retain suitably qualified NEOs and incentivize them to create sustainable performance.
The following summarizes how the Company performed and its key accomplishments during 2024:1
Safety
The safety and well-being of our workforce continue to be the Company’s highest priority.
The Group Total Reportable Incident Rate, or TRIR, as of December 31, 2024 was 1.16, compared to 0.84 as of December 31, 2023.
In Australia, the 12-month rolling average Total Reportable Injury Frequency Rate, or TRIFR, as of December 31, 2024 was 2.22, compared an industry average of 8.1. In the U.S., the 12-month rolling average TRIR as of December 31, 2024 was 2.22, compared an industry average of 3.05.
Financial
Coronado reported Net Loss of $108.9 million, down 169.8% compared to 2023.
For 2024, Capital Expenditure of $249.9 million was up 9.7% compared to 2023 ($227.8 million) primarily due to expenditure on organic growth projects at Buchanan and Curragh.
Cash generated from operating activities was $74.0 million for 2024, a decrease of 72.4% from 2023. As of December 31, 2024, the Company’s sources of liquidity comprised cash and cash equivalents (excluding restricted cash), short-term deposits and available borrowings under our New ABL facility which totaled $467.9 million.
Production
At the end of 2024, Group Run-of-mine production at Curragh was 12.6 MMt (1.9% lower compared to 2023); and Saleable Production was 9.7 MMt (3.7% lower compared to 2023).

1
Capitalized terms used in this Executive Summary, but not defined in this Proxy Statement, refer to terms that are defined and addressed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on February 19, 2025.

2024 Key Compensation Decisions and Actions
In determining the compensation of the executive officers, the Compensation and Nominating Committee takes into account current compensation levels, peer group benchmarking, and, other than with respect to his own compensation, recommendations of the Chief Executive Officer, which are based primarily on Company and individual performance as well as competitive market data. The Compensation and Nominating Committee uses these factors to provide context within which to assess the significance of comparative market data and to differentiate the level of target compensation among our NEOs.
Our key compensation decisions and actions relating to our NEOs’ compensation for 2024 included the following:
Base salary.   Base salary is a fixed element of compensation that is intended to attract and retain executives. From March 1, 2024, Mr. Thompson received an increase in base salary recognizing his transition into the Chief Executive Officer role and to align more closely with market benchmarks. There was no increase in base salary applied for Mr. Ziems, Mr. Spindler, Mr. Bitzer or Mr. Meyering. The total employment costs for Mr. Thompson and Mr. Ziems increased slightly due to an increase in the statutory superannuation contributions (as described below) applicable to all of our employees in Australia. The table below sets out the salaries of our NEOs (i) as of December 31, 2024, for each of Mr. Thompson and Mr. Ziems, using the average exchange rate for 2024, which was approximately A$1.00 to US$0.66 and (ii) as of December 31, 2023, for each of Mr. Thompson and Mr. Ziems, using the average exchange rate for 2023, which was approximately A$1.00 to US$0.66. For Mr. Spindler, Mr. Bitzer and Mr. Meyering, this represents base salary and for Mr. Thompson and Mr. Ziems, this represents total employment cost, which is base salary plus superannuation contributions. Statutory changes to superannuation contributions resulted in an increase of $1,672 (A$2,533) to the total employment cost of both Mr. Thompson and Mr. Ziems from July 1, 2024.
Name	Position	As of December 31, 2024	As of December 31, 2023
Douglas G. Thompson	Chief Executive Officer	$909,743 (A$1,378,033)	$782,121 (A$1,176,432)
Gerhard Ziems	Group Chief Financial Officer and Head of Strategic Investment	$649,693 (A$984,123)	$652,586 (A$981,590)
Garold Spindler	Executive Chair	$925,000	$925,000
Jeffrey D. Bitzer	Group Chief Operating Officer	$625,000	$625,000
Christopher P. Meyering	Vice President and Chief Legal Officer	$530,000	$530,000
Performance Stock Unit Awards.   In 2024, we granted performance stock units, or PSUs, to each of our NEOs. We believe that performance-based equity awards align the interests of our NEOs with our stockholders and incentivize our NEOs to invest in the success of the Company.
2024 Short-Term Performance Incentive.   Our short-term incentive, or STI, plan is an at-risk, variable component of our NEOs’ compensation and is aligned to the Company’s and the individual NEO’s performance goals. The performance of the Company and the efforts and individual contributions made by the NEOs in 2024 reflects an average payout of 56.95% of maximum short-term incentive for our NEOs who were eligible to receive STI, taking into account the achievement of the individual performance factors described below.
Role of the Most Recent Stockholder Say-On-Pay Vote
We conduct an annual stockholder advisory vote on named executive officer compensation to ensure that stockholder input informs our compensation philosophy and decisions. At our 2024 annual general meeting of stockholders, approximately 97.5% of the shares that were voted on our Say-on-Pay proposal voted to approve the compensation of our named executive officers as disclosed in our 2023 proxy statement.
Accordingly, given the strong level of support, we did not make any material changes to our executive compensation solely as a result of the Say-on-Pay vote.

Compensation Philosophy and Objectives
Our Compensation and Nominating Committee, discussed in more detail below, set forth the following overall objectives of our executive compensation framework:
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Ensuring our compensation structures are equitable and aligned with our and our stockholders’ long-term interests;

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Attracting and retaining skilled executives in both Australia and the United States; and

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Structuring short-term and long-term incentives that encourage high performance, are challenging and are linked to the creation of sustainable stockholder returns.

Executive compensation structures are designed to align the interests of stockholders with compensation outcomes by taking into account the performance of the Company, the capability and experience of executives, and current economic and industry circumstances. Further, four aspirational principles generally guide our decisions about executive compensation:
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Fairness: provide a fair level of reward to all executives.

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Transparency: build a culture of achievement by transparent links between reward and performance.

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Alignment: promote mutually beneficial outcomes by aligning executive, customer and stockholder interests.

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Sustainability: drive leadership performance and behaviors that create a culture that promotes safety, supports a workplace culture aligned with our core values, and which enables progress towards our sustainability targets.

Accordingly, we have designed our executive compensation program to reward our executives for achieving annual and long-term (three-year) financial and business goals that relate to the aforementioned principles. Specifically, the amount of incentive compensation received by our NEOs is directly related to performance against goals such as safety, progress towards sustainability targets, employee engagement, cultural programs, production, cash cost per metric ton, share price performance and cash flow as described in more detail below.
Elements of Executive Compensation
Base Salary.   Our executives are offered a base salary that comprises the fixed component of their compensation. Base salary is paid in order to attract and retain high-quality and experienced individuals, meet competitive salary norms and reward performance on an annual basis. Base pay for executives is reviewed annually and may be increased if appropriate. There are no guaranteed base salary increases included in any of our executives’ contracts. In setting base salaries and approving base salary increases, consideration is given to each executive’s position, prior experience and qualifications and competitive compensation data we review for similar positions within our industry, as well as to the fact that we are a global company operating across different geographies. We also consider competitive industry norms when determining how to allocate between cash and non-cash compensation for our NEOs. The industry comparisons are used for guidance purposes only. It is the intention of the Compensation and Nominating Committee to pay base salaries to our NEOs that are commensurate with their qualifications and demonstrated performance.
Short-Term Performance Incentives.   We created our Short-Term Incentive Plan, or STI Plan, to provide our executive officers with rewards for outstanding performance against short-term goals. Under our STI Plan, bonus arrangements are based on both the achievement of Company performance goals and individual performance goals, which are agreed on an individual basis based on the individual’s defined roles and responsibilities within our Company. We believe that paying such cash bonuses:
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ensures our executive compensation structures are equitable and aligned with our interests and those of our stockholders;

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attracts and retains skilled executives; and

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challenges both us and our executives to create sustainable stockholder returns.

The amount of short-term incentive, or STI, award that each participant becomes entitled to each year (if any) is determined by our Board of Directors and the Compensation and Nominating Committee based on the achievement of the set financial and non-financial performance targets.
The STI targets for the Company for the fiscal year ended December 31, 2024 made up 50% of each eligible NEO’s overall STI opportunity and were based on safety (using group Total Reportable Incident Rate, or TRIR) and Group Free Cash Flow, or Group FCF (calculated as EBITDA minus capital expenditure), as follows:
Metric	Weighting	Entry	Target	Stretch	Results	% Achieved
Group Safety	25%	Combined TRIR 1.0	Combined TRIR 0.9	Combined TRIR 0.8	Combined TRIR 1.2	0%
Group FCF	25%	$144m	$192m	$211m	-$135m	0%
With respect to the individual performance portion of the STI, throughout the year (worth 50% of overall STI opportunity), the Chief Executive Officer provides the Compensation and Nominating Committee with his assessment of the achievement of each eligible NEO, other than himself, with respect to their personal goals and targets set for that year. As noted above, each eligible NEO’s individual performance goals, are based on the individual’s defined roles and responsibilities within our Company, however each includes the following elements:
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Operational and financial: delivery of the 2024 plan;

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Strategy and growth: driving long term initiatives; enhancing strategic plans; and

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Sustainability: leading proactive safety initiatives; prioritizing and driving progress towards sustainability targets, promoting cultural initiatives; demonstrating leadership effectiveness and authenticity.

Key elements of the strong individual performances by each of the NEOs in 2024, are highlighted in the chart below for our NEOs other than our Chief Executive Officer:
NEO	Principal Performance Factors
Gerhard Ziems	Refining efficiency, consistency, and accuracy in the accounting and finance functions; preserving the maintenance of a strong balance sheet to ensure business resilience; continuing to implement the marketing strategy to increase the value of our products and engage clients directly; driving initiatives aligned with the key focus areas of Strategic Growth and Capital Management; and leading investor relations efforts to expand coverage and increase market visibility.
Jeffrey D. Bitzer	Ensuring relentless focus remains on safety throughout all operations; delivering lower cost alternative coal flows through Curragh’s Underground Project and Buchanan expansion plans; realizing improvements in operational performance to maximize production and reduce costs wherever possible; driving initiatives aligned with the key focus areas of Safety and Asset Optimization; and managing identified emissions reduction projects.
Christopher P. Meyering	Improving internal legal capability to reduce reliance on outside legal resources; working with external counsel and specialists to develop legal strategies required to support effective business outcomes; continuing to respond to board feedback and implementing required improvements; liaising with other executive team members to enable growth plans.
The Compensation and Nominating Committee assesses the individual performance of the Chief Executive Officer. Their assessment is based on achievement of short-term financial, strategic and operational performance goals, which ultimately lead to favorable long-term operating results and contribute to the overall value of the Company. Specifically, for 2024, these achievements included:
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Safety performance: remained below industry averages and implemented robust processes to reduce critical risks across all operations;

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Operational focus: brought Buchanan North and South districts into operation to improve productivity and yield blending. Reduced mining costs at Curragh by driving draglines productivity to remove truck and excavator fleets and simplified operating model to remove wasted interfaces;

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Expansion delivery: delivered Mammoth project on time and budget to secure lower cost additional coal supply and to unlock additional reserves at multiples well below market comparisons. Progressed Buchanan Second Set of Skips and RAW Storage Projects on time and budget to enable explanation capacity de bottle neck in 2025, as per plan;

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Strategic leadership: advanced the strategic framework to maximize existing asset base, focusing on organic growth; and

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Sustainability: executive sponsorship and support of projects to ensure progress in meeting sustainability goals, focusing on areas with meaningful impact.

The following table shows (i) the maximum opportunities that were available for our NEOs under the 2024 STI plan, for each of Mr. Thompson and Mr. Ziems, using the average exchange rate for 2024, which was approximately A$1.00 to US$0.66 and (ii) the details of the payments earned by the NEOs under the 2024 STI Plan.
NEO(1)	Maximum Opportunity Percentages (as a % of Base Salary / Total Employment Cost)	Maximum Payout Opportunity (in US$)	Actual Payout (in US$)
Douglas G. Thompson	200%	$1,819,486 (A$2,756,066)	$1,154,670 (A$1,749,037)
Gerhard Ziems	100%	$649,693 (A$984,123)	$320,426 (A$485,365)
Jeffrey D. Bitzer	100%	$625,000	$453,125
Christopher P. Meyering	75%	$397,500	$168,938

(1)
Mr. Spindler did not receive a bonus under the 2024 STI Plan.

The award of STI to Mr. Thompson, Mr. Ziems and Mr. Bitzer was delivered as follows:
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50% was delivered in cash after the release of our audited full-year financial results; and

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50% was deferred for 12 months. The deferred component of the STI award will be paid after the release of our audited full-year financial results for the year following the year of the award (e.g., the deferred component will be paid following the release of the Company’s audited full-year financial results for fiscal year ending December 31, 2025).

The award of STI to Mr. Meyering was delivered in cash without any deferral.
The Compensation and Nominating Committee and our Board of Directors retain the right to exercise discretion to accelerate the payment of a deferred STI amount in full or to not pay a deferred STI amount where the participant has ceased employment with us or one of our entities during the performance period, or in limited other cases, including if a financial restatement is required or in cases of employee misconduct.
Discretionary Bonus to Mr. Spindler.   As noted above, Mr. Spindler did not receive a bonus under the 2024 STI Plan. However, in recognition of his performance in his role as Chief Executive Officer through the Company’s 2023 Annual General Meeting of Stockholders and in recognition of his efforts to facilitate the transition of the Chief Executive Officer role to Mr. Thompson, as previously disclosed, in August 2024, the Board of Directors approved the payment of a one-time discretionary cash bonus award of $985,000 to Mr. Spindler outside the STI Plan.
Long-Term Performance Incentives.   In connection with the initial public offering of the Company’s CDIs in Australia in fiscal year 2018, or the Australian IPO, we established the 2018 Plan, which allows us to grant equity awards to our consultants and employees. The objective of our 2018 Plan is to foster sustained long-term performance and longer-term growth in stockholder value, while maintaining a total compensation opportunity that enables us to retain, attract and motivate qualified and high-performing executives. The 2018 Plan was approved by our Board of Directors on September 21, 2018. The total number of shares that are available for awards under the 2018 Plan is such maximum amount permitted by law and the ASX Listing Rules.
During the fiscal year ended December 31, 2020, the Company made new PSU grants under the 2018 Plan to our then-current NEOs. The portions of these awards that were eligible to vest were determined by our Board of Directors and the Compensation and Nominating Committee based on a scorecard, or the 2020 LTI Scorecard, set by our Board of Directors and our Compensation and Nominating Committee.
The 2020 LTI Scorecard goals were determined and approved by our Board of Directors taking into account budgeted cost forecasts, business plans and strategy. The 2020 LTI Scorecard consisted of three equally-weighted performance measures based on the following categories:
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safety, specifically the total recordable injury frequency rate (TRIFR) in Australia and total recordable injury rate (TRIR) measured against the appropriate industry average in each jurisdiction;

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our percentile ranking of total shareholder return, or TSR, relative to a peer group of similar companies, measured as per the table below; and

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cash flow, calculated as Adjusted EBITDA less capex, interest and tax paid. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, depletion and amortization and other foreign exchange losses. Adjusted EBITDA is also adjusted for certain discrete items that management exclude in analyzing each of the Company’s segments’ operating performance. For a complete discussion of, and reconciliation of, Adjusted EBITDA to the relevant GAAP measure, see Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 96 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on February 19, 2025.

Performance Level	Achievement of Performance Metrics	Percentage of PSUs Earned
Maximum	At or above 75th Percentile of Peer Group TSR	100%
Above Threshold and Below Maximum	Above 50th and below 75th Percentile of Peer Group TSR	interpolated on a straight-line basis
Threshold	50th Percentile of Peer Group TSR	50%
Below Threshold	Below 50th Percentile of Peer Group TSR	0%
Our peer group for the relative TSR metrics for the performance period January 1, 2020 to December 31, 2022, consisted of the following companies: Warrior Met Coal Inc., CONSOL Energy Inc., Arch Coal Inc., Whitehaven Coal Ltd., Alpha Metallurgical Resources Inc. (f/k/a Contura Energy Inc.), New Hope Corporation Ltd., Peabody Energy Corp., Teck Resources Ltd., Cleveland-Cliffs Inc., Fortescue Metals Group Ltd., Champion Iron Ltd., and South 32 Ltd.
The performance metrics were measured over a predetermined performance period, which was from January 1, 2020 to December 31, 2022. Such performance was certified by our Compensation and Nominating Committee on February 16, 2023. The following table shows the results of the 2020  —  2022 performance period, measured against the performance scorecard.

			LTI Award (0%)	LTI Award (50%)	LTI Award (100%)	Outcome	% Achieved
Safety	33.33%	AUS	TRIFR > national average on a 3-year rolling basis	TRIFR < 80% of national average on a 3-year rolling basis	TRIFR < 60% of national average on a 3-year rolling basis	66.23%	14.1%
		US	TRIR > national average on a 3-year rolling basis	TRIR < 80% of national average on a 3-year rolling basis	TRIR < 60% of national average on a 3-year rolling basis	77%	9.7%
TSR	33.33%	ALL	< 50th percentile	= 50th percentile	>= 70th percentile	8%	0
Cash flow	33.33%	ALL	<$31m	$31m – $42m	>$42m	$1,178m	33.3%
							57.1%
As a result of such performance, the following PSUs were conditionally earned by our NEOs in 2023:
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Mr. Ziems: 80,407 PSUs

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Mr. Spindler: 514,785 PSUs

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Mr. Bitzer: 50,449 PSUs

Such PSUs remained subject to service-based vesting in accordance with their terms. The PSUs vested on February 16, 2024.
During the fiscal year ended December 31, 2021, the Company made new PSU grants under the 2018 Plan to our then-current NEOs. The portions of these awards that were eligible to vest were determined by our Board of Directors and the Compensation and Nominating Committee based on a scorecard, or the 2021 LTI Scorecard, set by our Board of Directors and our Compensation and Nominating Committee.
The 2021 LTI Scorecard goals were determined and approved by our Board of Directors taking into account budgeted cost forecasts, business plans and strategy. The 2021 LTI Scorecard consisted of the same three equally-weighted performance measures as used for the 2020 LTI Scorecard. Our peer group for the relative TSR metrics for the performance period January 1, 2021 to December 31, 2023 was the same as the peer group for the performance period January 1, 2020 to December 31, 2022.
The performance metrics were measured over a predetermined performance period, which was from January 1, 2021 to December 31, 2023. Such performance was certified by our Compensation and Nominating Committee on February 14, 2024. The following table shows the results of the 2021  —  2023 performance period, measured against the performance scorecard.
			LTI Award (0%)	LTI Award (50%)	LTI Award (100%)	Outcome	% Achieved
Safety	33.33%	AUS	TRIFR > national average on a 3-year rolling basis	TRIFR < 80% of national average on a 3-year rolling basis	TRIFR < 60% of national average on a 3-year rolling basis	35%	16.7%
		US	TRIR > national average on a 3-year rolling basis	TRIR < 80% of national average on a 3-year rolling basis	TRIR < 60% of national average on a 3-year rolling basis	69%	13.1%
TSR	33.33%	ALL	< 50th percentile	= 50th percentile	>= 70th percentile	33%	0%
Cash flow	33.33%	ALL	<$31m	$31m – $42m	>$42m	$1,232m	33.3%
							63.10%
As a result of such performance, the following PSUs were conditionally earned by our NEOs in 2024:
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Mr. Ziems: 340,061 PSUs

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Mr. Spindler: 940,372 PSUs

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Mr. Bitzer: 92,156 PSUs

Such PSUs remained subject to service-based vesting in accordance with their terms. The PSUs vested on February 14, 2025 (other than the PSUs for Mr. Ziems, which were forfeited upon his termination of employment on December 31, 2024).
During the fiscal year ended December 31, 2022, the Company made new PSU grants under the 2018 Plan to our then-current NEOs. The portions of these awards that are eligible to vest are determined by our Board of Directors and the Compensation and Nominating Committee based on a scorecard, or the 2022 LTI Scorecard, set by our Board of Directors and our Compensation and Nominating Committee.
The 2022 LTI Scorecard goals were determined and approved by our Board of Directors taking into account budgeted cost forecasts, business plans and strategy. The 2022 LTI Scorecard consisted of the same three equally-weighted performance measures as used for the 2020 LTI Scorecard.
Our peer group for the relative TSR metrics for the performance period January 1, 2022 to December 31, 2024, consists of the following companies: Warrior Met Coal Inc., CONSOL Energy Inc., Arch Coal, Inc., Whitehaven Coal Ltd., Alpha Metallurgical Resources Inc. (f/k/a Contura Energy Inc.), New Hope Corporation Ltd., Peabody Energy Corp., Teck Resources Ltd., Cleveland-Cliffs Inc., and South 32 Ltd.
The performance metrics were measured over a predetermined performance period, which was from January 1, 2022 to December 31, 2024. Such performance was certified by our Compensation and Nominating Committee on February 12, 2025. The following table shows the results of the 2022  —  2024 performance period, measured against the performance scorecard.
			LTI Award (0%)	LTI Award (50%)	LTI Award (100%)	Outcome	% Achieved
Safety	33.33%	AUS	TRIFR > national average on a 3-year rolling basis	TRIFR < 80% of national average on a 3-year rolling basis	TRIFR < 60% of national average on a 3-year rolling basis	32%	16.7%
		US	TRIR > national average on a 3-year rolling basis	TRIR < 80% of national average on a 3-year rolling basis	TRIR < 60% of national average on a 3-year rolling basis	72%	11.7%
TSR	33.33%	ALL	< 50th percentile	= 50th percentile	>= 70th percentile	11%	0%
Cash flow	33.33%	ALL	<$31m	$31m – $42m	>$42m	$762.2m	33.3%
							61.7%
As a result of such performance, the following PSUs were conditionally earned by our NEOs in 2025:
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Mr. Thompson: 369,146 PSUs

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Mr. Spindler: 914,649 PSUs

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Mr. Bitzer: 365,860 PSUs

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Mr. Meyering: 274,395 PSUs

Such PSUs remained subject to service-based vesting in accordance with their terms. The PSUs are scheduled to vest on February 12, 2026, subject to the NEO’s continued service through such date.
During the fiscal year ended December 31, 2023, the Company made new PSU grants under the 2018 Plan to our then-current NEOs. The portions of these awards that are eligible to vest are determined by our Board of Directors and the Compensation and Nominating Committee based on a scorecard, or the 2023 LTI Scorecard, set by our Board of Directors and our Compensation and Nominating Committee.
The 2023 LTI Scorecard goals were determined and approved by our Board of Directors taking into account budgeted cost forecasts, business plans and strategy. The 2023 LTI Scorecard consisted of the same three equally-weighted performance measures as used for the 2020 LTI Scorecard. The performance metrics are measured over a predetermined performance period, which is from January 1, 2023 to

December 31, 2025. The quantitative goals for the performance measures under the 2023 LTI Scorecard are the same as the quantitative goals under the 2022 LTI Scorecard.
Our peer group for the relative TSR metrics for the performance period January 1, 2023 to December 31, 2025 was the same as the peer group for the performance period January 1, 2022 to December 31, 2024. Note that after the peer group was selected for the January 1, 2023 to January 1, 2025 performance period, Arch Coal, Inc. and CONSOL Energy Inc. merged to create Core Natural Resources, Inc. and thus are replaced by Core Natural Resources, Inc. in our peer group for the relative TSR metrics for the performance period January 1, 2023 to December 31, 2025.
During the fiscal year ended December 31, 2024, the Company made new PSU grants under the 2018 Plan to our then-current NEOs (other than Mr. Spindler). The portions of these awards that are eligible to vest are determined by our Board of Directors and the Compensation and Nominating Committee based on a scorecard, or the 2024 LTI Scorecard, set by our Board of Directors and our Compensation and Nominating Committee.
The 2024 LTI Scorecard goals were determined and approved by our Board of Directors taking into account budgeted cost forecasts, business plans and strategy. The 2024 LTI Scorecard consisted of the same three equally-weighted performance measures as used for the 2020 LTI Scorecard. The performance metrics are measured over a predetermined performance period, which is from January 1, 2024 to December 31, 2026. The quantitative goals for the performance measures under the 2024 LTI Scorecard are the same as the quantitative goals under the 2023 LTI Scorecard.
Our peer group for the relative TSR metrics for the performance period January 1, 2024 to December 31, 2026, consists of the following companies: Warrior Met Coal Inc., CONSOL Energy Inc., Arch Coal, Inc., Whitehaven Coal Ltd., Alpha Metallurgical Resources Inc. (f/k/a Contura Energy Inc.), New Hope Corporation Ltd., Peabody Energy Corp., Teck Resources Ltd., Cleveland-Cliffs Inc., and Stanmore Coal Ltd. Note that after the peer group was selected for the January 1, 2024 to January 1, 2026 performance period, Arch Coal, Inc. and CONSOL Energy Inc. merged to create Core Natural Resources, Inc. and thus are replaced by Core Natural Resources, Inc. in our peer group for the relative TSR metrics for the performance period January 1, 2024 to December 31, 2026.
Management Incentive Units.   In order to generate positive returns for Coronado Group LLC, prior to the Australian IPO, certain of our NEOs were granted management incentive units, or MIUs, in Coronado Group LLC. Each MIU entitles the holder to a right to receive a portion of the distributions made by Coronado Group LLC. We currently do not intend to grant further MIUs to our management team in the future. For more information regarding the MIUs, see “Coronado Group LLC Management Incentive Units” below.
Post-Employment Compensation.   In connection with our Australian IPO, we entered into an employment agreement with Mr. Spindler. In connection with his hiring on July 13, 2020, we entered into an employment agreement with Mr. Ziems. On August 4, 2021, in connection with his promotion, we entered into an employment agreement with Mr. Bitzer. In 2021, in connection with their hiring, on September 1, 2021, we entered into employment agreements with Mr. Thompson and Mr. Meyering. In May 2023, we entered into employment agreements with Mr. Thompson and Mr. Spindler in connection with their appointments to the roles of Chief Executive Officer and Executive Chair, respectively. Under these agreements, we formalized the post-employment compensation arrangements for our NEOs. Upon termination of employment without cause or a resignation for good reason, our NEOs are entitled to receive certain severance payments and other benefits. In determining whether to approve, and in setting the terms of such severance arrangements, our Compensation and Nominating Committee and our Board of Directors recognize that executives, especially highly-ranked executives, often face challenges securing new employment following termination. Severance amounts for termination without cause or a resignation for good reason would be as follows: for Mr. Thompson, a termination payment equivalent to six months’ total employment cost paid in a lump sum; for Mr. Spindler, base salary for the period from the date of termination through the date of our next annual general meeting of shareholders, for Mr. Bitzer and Mr. Meyering, base annual salary over the prior 12 months paid in a lump sum within 60 days following the date of termination; for Mr. Ziems: a termination payment equivalent to six months’ total employment cost paid in a lump sum. In the event of a termination as a result of redundancy, Mr. Thompson and

Mr. Ziems are each entitled to a redundancy payment in line with the Australian statutory national employment standards which is capped at 12 weeks of fixed salary (reducing to ten weeks after 10 years of service).
In addition to these amounts, Messrs. Bitzer and Meyering will also receive post-employment payments in connection with complying with the non-compete and non-solicitation covenants contained in their employment agreements. Payment would be made, in exchange for the provision of consultation services by such NEOs, to Mr. Meyering in the amount equal to six months of his base annual salary in 12 monthly payments, for a one-year period following termination of such officer’s employment and to Mr. Bitzer in the amount equal to three months of his base annual salary in six monthly payments, for a six-month period following termination of his employment.
Change in Control Compensation.   To provide our NEOs with some financial security in the event their employment with our organization is terminated without cause or under certain circumstances following a change in control, a portion of certain of our equity-based awards for our NEOs may vest, as determined by our Compensation and Nominating Committee in its sole discretion. For more information about the change in control agreements with our NEOs, see “Potential Payments upon Change in Control” below.
Other Compensation.   As required by Australian law, we contribute to standard defined contribution superannuation funds on behalf of all Australian employees (including Mr. Thompson and Mr. Ziems). Superannuation is a compulsory savings program whereby employers are required to pay a portion of an employee’s compensation to an approved superannuation fund that the employee is typically not able to access until they are retired. For Mr. Thompson and Mr. Ziems, superannuation is contributed up to the quarterly maximum contribution required under the Superannuation Guarantee (Administration) Act 1992 (Cth), which totaled $18,924 (A$28,655) for 2024. We permit employees to choose an approved and registered superannuation fund into which the contributions are paid.
Our NEOs in Australia participate in our superannuation plan on the same statutory basis as all other employees.
Our NEOs located in the United States are eligible to receive matching 401(k) contributions if they elect to participate in our 401(k) plan. We aim to match contributions, if any, at a market-appropriate level, which was a rate of 6% for fiscal year ended December 31, 2024.
For certain of our NEOs, we also pay for insurance premiums, relocation expenses, vehicle allowances and parking expenses. We pay such perquisites in order to be competitive with industry norms.
Compensation Consultants
At the beginning of 2024, we engaged Guerdon Associates to carry out formal benchmarking of remuneration levels against selected peers for each of our NEOs. The composition of the peer group for benchmarking was based on a variety of factors, including whether a company is a direct industry peer, is of similar size (as measured by revenue, assets, market capitalization and enterprise value), scope and/or complexity, and whether it is a competitor with the Company for executive and managerial talent. For 2024, the Compensation and Nominating Committee selected the following companies, or the peer group, based on the recommendation of Guerdon Associates:
Alpha Metallurgical Resources Inc.	Iluka Resources	Ryerson Holding Corp
Arch Resources	Kaiser Aluminum	Sandfire Resources
BlueScope Steel	Karoon Energy	Schnitzer Steel Industries
Carpenter Technology	Lynas Rare Earth	Silver Lake Resources
Century Aluminum	Materion	Sims
Champion Iron	New Hope Corporation	SSR Mining
Coeur Mining	Peabody Energy	South 32
Compass Minerals Int	Perenti	St Barbara
CONSOL Energy	Perseus Mining	Vulcan Steel
Evolution Mining	Ramelius Resources	Warrior Met Coal

Hecla Mining	Regis Resources	Whitehaven Coal
James Hardie Industries	Resmed	Yancoal Australia
IGO
Given the global nature of our operations, each of the NEO positions were benchmarked against both U.S. and Australian peer groups. The Compensation and Nominating Committee does not target a particular percentile within the peer group in setting an NEO’s compensation but uses the peer group compensation data as one of several factors in determining the form and amount of compensation.
Clawback Policy
All awards granted under the 2018 Plan will be subject to recoupment under our clawback policy in the event our Board of Directors determines that (A) a participant has (i) acted fraudulently or dishonestly, (ii) engaged in gross misconduct, (iii) engaged in an act which has brought us into disrepute, (iv) breached his or her duties or obligations to us or (v) been convicted of an offense or has a judgment entered against them in connection with our affairs; (B) there is a material misstatement or omission in our financial statements or any other circumstance which would affect our financial soundness or require a restatement of our financial accounts; (C) a participant’s awards vest or may vest as a result of the fraud, dishonesty or breach of duties or obligations of any other person and, in the opinion of our Board of Directors, the awards would not have otherwise vested; or (D) we are required by or entitled under law or Company policy to reclaim remuneration from a participant.
In the event of a recoupment, our Board of Directors may determine that any of the following held by or on behalf of the participant will lapse or deem to be forfeited: (i) unvested awards, (ii) vested but unexercised awards, (iii) RSUs, (iv) restricted shares and/or (v) CDIs or shares allocated under the 2018 Plan.
Additionally, our Board of Directors may determine that a participant must pay or repay us as a debt: (i) all or part of the net proceeds of sale where CDIs or shares allocated under the 2018 Plan have been sold, (ii) any cash payment received on vesting of awards or in lieu of an allocation of CDIs or shares and/or (iii) any dividends received in respect of CDIs or shares allocated under the 2018 Plan.
Our Board of Directors may specify in an award agreement, additional circumstances in which a participant’s entitlement to awards may be reduced or extinguished.
With respect to awards granted pursuant to the STI Plan, only those awards granted to the following NEOs are subject to the clawback policy: Mr. Thompson, Mr. Ziems, Mr. Spindler and Mr. Bitzer.
Hedging Policy
We maintain a hedging policy as part of our Securities Dealing Policy, or hedging policy, that applies to our directors executives, officers, employees, contractors and consultants. Under our hedging policy, hedging includes entering into any arrangements that operate to limit the economic risk associated with holding our securities. We prohibit the practice of hedging any of our securities acquired under any employee, executive or director equity plan operated by us prior to vesting. Under our hedging policy, our securities must never be hedged while they are subject to a holding lock or restriction on dealing under the terms of an employee, executive or director equity plan operated by us.
Overview of the Compensation Process
As described above, the composition of compensation for our executive officers includes: base salary, short-term performance incentives, long-term performance incentives, post-employment or change in control based compensation, contributions to superannuation or 401(k) funds and, as appropriate, other associated remuneration in accordance with industry norms. The elements of executive compensation are discussed at the meetings of our Compensation and Nominating Committee. The Compensation and Nominating Committee meets as often as the members deem necessary, with the intent to meet approximately once each quarter. Responsibilities of the Compensation and Nominating Committee include:
•
evaluating from time to time the performance of, and determining the compensation of, our Chief Executive Officer and his direct reports;

•
recommending to our Board of Directors whether grants are to be made under any or all of our employee equity incentive plans and approving major changes in relation to employee equity incentive plans;

•
approving major changes and developments in our policies and procedures related to compensation;

•
ensuring that compensation of our directors and executives are competitive within the market and appropriate to attract and retain talented directors and executives;

•
reviewing and recommending compensation arrangements for the chair of our Board of Directors and the non-executive directors of our Board of Directors including fees, travel and other benefits; and

•
reviewing and facilitating stockholder and other stakeholder engagement in relation to our compensation policies and practices.

Under its charter, the Compensation and Nominating Committee must consist of a minimum of three non-executive directors, a majority of independent directors and an independent director as chair of the Compensation and Nominating Committee. Non-committee members, including members of management, may attend the Compensation and Nominating Committee meetings at the invitation of the Compensation and Nominating Committee chair.
Compensation and Nominating Committee Report
The Compensation and Nominating Committee has reviewed and discussed with management the foregoing “Compensation Discussion and Analysis” and, based on such review and discussion, the Compensation and Nominating Committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Members of the Compensation and Nominating Committee:
William (Bill) Koeck, Chair
Greg Pritchard
Laura Tyson
Summary Compensation Table
The following table sets forth information regarding the compensation of our NEOs for the fiscal years ended December 31, 2024, 2023 and 2022, as applicable. Our Chief Executive Officer, Mr. Douglas G. Thompson and Group Chief Financial Officer, Mr. Gerhard Ziems, are employed by Curragh Queensland Mining Pty Ltd, or Coronado Queensland, a wholly-owned Australian domiciled subsidiary of the Company. As a result, their compensation is or was earned and paid in Australian dollars, or A$. All other NEOs are paid in U.S. dollars, which we refer to as $ or US$. The salaries, bonuses and amounts disclosed as “all other compensation” set out below for the fiscal year ended December 31, 2024 for each of Mr. Thompson and Mr. Ziems and is presented in U.S. dollars using the average exchange rate for the fiscal year ended December 31, 2024, which was approximately A$1.00 to US$0.66. The salaries, bonuses and amounts disclosed as “all other compensation” set out below for the fiscal year ended December 31, 2023 for each of Mr. Thompson and Mr. Ziems is presented in U.S. dollars using the average exchange rate for the fiscal year ended December 31, 2023, which was approximately A$1.00 to US$0.66. The salaries, bonuses and amounts disclosed as “all other compensation” set out below for the fiscal year ended December 31, 2022 for each of Mr. Thompson and Mr. Ziems is presented in U.S. dollars using the average exchange rate for the fiscal year ended December 31, 2022, which was approximately A$1.00 to US$0.70. PSUs issued with a grant date fair value in A$ have been translated into US$ using the spot exchange rate as of the dates of grant as follows: the 2022 PSU grants were on April 25, 2022 for which the exchange rate was approximately A$1.00 to US$0.76, the 2023 PSU grants were on April 11, 2023 for which the exchange rate was approximately A$1.00 to US$0.67 and the 2024 PSU grants were on September 13, 2024 for which the exchange rate was approximately A$1.00 to US$0.68.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(5)	Total ($)
Douglas G. Thompson Chief Executive Officer	2024	868,195	—	804,103	—	1,154,670	18,924	2,845,892
	2023	764,606	—	436,437	—	580,725	17,515	1,799,283
	2022	470,526	139,120	401,834	—	280,668	16,917	1,309,065
Gerhard Ziems Former Group Chief Financial Officer	2024	629,933	—	382,552	—	320,426	18,924	1,351,835
	2023	634,370	—	272,773	—	483,505	17,515	1,408,163
	2022	566,968	—	487,941	—	340,664	16,917	1,412,490
Garold Spindler Executive Chair	2024	925,000	985,000(6)	—	—	—	158,994	2,068,994
	2023	1,060,000	—	670,438	—	—	94,987	1,825,425
	2022	1,250,000	—	995,643	—	718,750	130,082	3,094,475
Jeffrey D. Bitzer Chief Development Officer, Former Group Chief Operating Officer	2024	625,000	—	356,110	—	453,125	100,128	1,534,363
	2023	586,058	—	221,245	—	482,625	61,362	1,351,290
	2022	491,154	—	398,258	—	337,500	56,249	1,283,161
Christopher P. Meyering Vice President and Chief Legal Officer	2024	530,000	—	226,486	—	168,938	35,961	961,385
	2023	530,000	—	213,200	—	235,519	27,903	1,006,622
	2022	500,000	—	298,693	—	215,625	10,856	1,025,174

(1)
For Mr. Thompson and Mr. Ziems their reported salary amounts are exclusive of government-mandated superannuation contributions, which are equal to the quarterly maximum contribution required under the Superannuation Guarantee (Administration) Act 1992 (Cth), which totaled $16,917 (A$24,430) for 2022; $17,515 (A$26,346) for 2023; and $18,924 (A$28,655) for 2024.

(2)
The amounts reported for 2024 reflect the aggregate grant date fair value, which represents the maximum grant date value (assuming the highest level of performance conditions) of the PSUs awarded to each of the NEOs, computed in accordance with the provisions of the Financial Accounting Standards Board Codification Topic 718, Compensation-Stock Compensation, or FASB ASC Topic 718, based on the probable outcome of performance conditions. PSUs granted in 2024 which vest according to relative total shareholder return (33.33% of total PSUs granted) are subject to market conditions as defined under FASB ASC Topic 718 and were not subject to performance conditions as defined under FASB ASC Topic 718 and as such they had no maximum grant date fair values that differed from the grant date fair values presented in this table. In accordance with the SEC’s rules, dividend equivalents that accrue on executives’ PSU awards are not reported in the table above because dividends were factored into the grant date fair value of these awards (if applicable based on the terms of the individual award). In accordance with our accounting policy and the provisions of FASB ASC Topic 718, forfeitures due to termination are recorded as incurred.

The performance period for the PSUs is from January 1, 2024 to December 31, 2026. A discussion of the assumptions used in determining grant date fair value may be found in Note 20 “Share-Based Compensation” in the notes to our consolidated financial statements. The achievement of performance metrics will be assessed following the release of our audited full year financial results for the financial year ended December 31, 2026 (generally no later than March 31, 2027). The number of earned PSUs is calculated based on the achievement of the performance conditions and will vest immediately (the Vesting Date). PSUs will be settled no later than 30 days following the Vesting Date. While dividends will not be earned on PSUs over the performance period, the final number of PSUs will be increased to reflect distributions that would have been paid on any earned PSUs between the end of the performance period and the date the shares are settled. The PSUs will only vest if the grantee is, and has been, continuously employed by us through the Vesting Date.

(3)
The amounts reported in this column include grant date fair value of PSUs based upon the probable outcome of such conditions at the time of their grant (which assumes the highest level of achievement of the performance conditions).

(4)
No options awards were granted to the NEOs during the years ended December 31, 2022, 2023 or 2024.

(5)
The amounts reported for Mr. Thompson and Mr. Ziems in 2024 each include superannuation contributions of $18,924 (A$28,665). The amount reported for Mr. Spindler in 2024 includes 401(k) matching contributions paid by the Company ($20,700), Company-paid basic accidental death and dismemberment insurance ($50) and basic life insurance ($164), tax equalization payment ($134,242) and Company-paid housing in Brisbane $3,838 (A$5,814)). The amount reported for Mr. Bitzer in 2024 includes a vehicle allowance ($12,970), 401(k) matching contributions paid by the Company ($20,700), Company-paid basic accidental death and dismemberment insurance ($109) and basic life insurance ($355), Company paid dental ($589), Company paid vision ($82), Company paid medical insurance ($30,707), and Company-paid housing in Brisbane ($34,616 (A$52,433)). The amount reported for Mr. Meyering in 2024 includes 401(k) matching contributions paid by the Company ($20,700), Company-paid basic accidental death and dismemberment insurance ($109) and basic life insurance ($355), Company paid dental ($297), Company paid vision ($45) Company paid medical insurance ($11,287), and Employee Stock Purchase Plan match ($3,168).

(6)
Mr. Spindler received a discretionary bonus of $985,000 in recognition of his performance in his role as Chief Executive Officer through the Company’s 2023 Annual General Meeting of Stockholders and in recognition of his efforts to facilitate the transition of the Chief Executive Officer role to Douglas G. Thompson. As previously disclosed, Mr. Spindler did not receive any payment under the Company’s 2023 STI, pursuant to which the Company’s other named executive officers received payments.

2024 Grants of Plan-Based Awards Table
The following table provides information regarding the plan-based awards that were made to the NEOs during the fiscal year ended December 31, 2024.
Name(1)	Type of Award(2)	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards ($)(3)			Estimated Future Payments Under Equity Incentive Plan Awards(4)			Grant Date Fair Value of Stock and Option Awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Douglas Thompson	PSU(5)	09/13/2024					1,199,564	1,199,564	804,103
	FY24 STI			909,743	1,819,486
Gerhard Ziems	PSU(5)	09/13/2024					570,692	570,692	382,552
	FY24 STI			324,847	649,693
Jeffrey D. Bitzer	PSU(5)	09/13/2024					531,246	531,246	356,110
	FY24 STI			312,500	625,000
Christopher P. Meyering	PSU(5)	09/13/2024					337,873	337,873	226,486
	FY24 STI			198,750	397,500

(1)
Mr. Spindler did not receive any plan-based awards during the fiscal year ended December 31, 2024.

(2)
Type of award:

PSU Performance Stock Unit
FY24 STI Award granted pursuant to STI plan
(3)
The figures in these columns represent the estimated possible payouts with respect to awards granted to the eligible NEOs under our STI plan based on performance conditions for the period from January 1, 2024, until December 31, 2024. Depending on the achievement of certain performance conditions outlined above, the eligible NEOs had a maximum STI opportunity in the following amounts: Mr. Thompson entitled to a maximum award equal to 200% of his $909,743 (A$1,378,033) fixed annual remuneration; Mr. Ziems was entitled to a maximum award equal to 100% of his $649,693 (A$984,123) fixed annual remuneration; Mr. Bitzer was entitled to 100% of his $625,000 base salary; and Mr. Meyering was entitled to a maximum award equal to 75% of his $530,000 base salary. Meeting the target conditions would have resulted in an STI opportunity for the NEOs in the following amounts: for Mr. Thompson, 100% of fixed annual remuneration, Mr. Ziems and Mr. Bitzer, 50% of the applicable NEO’s base salary or fixed annual remuneration; for Mr. Meyering 37.5% of base salary. There are no threshold performance levels or payout amounts under the STI plan. STI awards are presented in U.S. dollars using the average exchange rate for the fiscal year ended December 31, 2024, which was approximately A$1.00 to US$0.66.
(4)
Each share is equivalent to 10 CDIs. The share amounts have been rounded down to eliminate partial share amounts.

(5)
PSUs were granted pursuant to the 2018 Plan on September 13, 2024.

Narrative Disclosure to Summary Compensation Table
Employment Agreements
Douglas G. Thompson.   On September 1, 2021, Coronado Queensland entered into an employment agreement with Mr. Thompson to govern his employment as the Chief Operating Officer, Australia. In connection with his promotion to the role of Chief Executive Officer in May 2023, Coronado Queensland entered into a new employment agreement with Mr. Thompson. Under Mr. Thompson’s new employment agreement, his initial annual base salary was $764,606 (A$1,150,086) and his base salary as of December 31, 2024 was $890,819 (A$1,349,368). The agreement also provides that Coronado Queensland will contribute to standard defined contribution superannuation funds on Mr. Thompson’s behalf, as required by Australian law, in an amount up to the quarterly maximum contribution required under the Superannuation Guarantee (Administration) Act 1992 (Cth), which totaled $18,924 (A$28,655) for 2024. The agreement also provides that Mr. Thompson may be eligible to participate in incentive arrangements offered by Coronado Queensland or us. Mr. Thompson’s employment can be terminated by either him or Coronado Queensland by giving the other party three months’ written notice (or by Coronado Queensland making payment in lieu of part or all of his notice period). Mr. Thompson’s employment agreement provides for post-employment non-compete and non-solicitation covenants for a period of 12 months following termination of his employment. See “Potential Payments Upon Termination” for the severance provisions applicable to Mr. Thompson.
Gerhard Ziems.   On July 13, 2020, Coronado Queensland entered into an employment agreement with Mr. Ziems to govern his employment as the Group Chief Financial Officer (now Group Chief Financial Officer and Head of Strategic Investment). Under Mr. Ziems’ employment agreement, his initial annual base salary was $523,406 (A$758,652), and his salary as of December 31, 2024 was $630,769 (A$955,457). The agreement also provides that Coronado Queensland will contribute to standard defined contribution superannuation funds on Mr. Ziems’ behalf, as required by Australian law, in an amount up to the quarterly maximum contribution required under the Superannuation Guarantee (Administration) Act 1992 (Cth), which totaled $18,924 (A$28,655) for 2024. The agreement also provides that Mr. Ziems may be eligible to participate in incentive arrangements offered by Coronado Queensland or us. Mr. Ziems’ employment can be terminated by either him or Coronado Queensland by giving the other party three months’ written notice (or by Coronado Queensland making payment in lieu of part or all of his notice period). Mr. Ziems’ employment agreement provides for post-employment non-compete and non-solicitation covenants for a period of 12 months following termination of his employment. See “Potential Payments Upon Termination” for the severance provisions applicable to Mr. Ziems prior to his resignation on December 31, 2024.
Garold Spindler.   On September 21, 2018, we entered into an employment agreement with Mr. Spindler to govern his continued employment as our Chief Executive Officer. In connection with his transition to the role of Executive Chair in May 2023, we entered into a new employment agreement with Mr. Spindler. Under Mr. Spindler’s new employment agreement, his initial annual base salary was $700,000 and Mr. Spindler was entitled to an annual fee of $225,000 for his services as a director. His annual base salary and annual director fee as of December 31, 2024 were $700,000 and $225,000, respectively. The new employment agreement also provides that Mr. Spindler may be eligible to participate in all short-term incentive and long-term incentive plans offered by us, however, Mr. Spindler did not receive any short-term incentive for

2024. Mr. Spindler’s employment agreement automatically renews annually at our annual general meeting of stockholders, unless his employment terminates or he is not reelected or is removed as a director of our Board. Mr. Spindler’s employment agreement provides for post-employment non-compete and non-solicitation covenants for a period of one year following termination of his employment, except in the case of a termination for “good reason” (as defined in Mr. Spindler’s employment agreement). See “Potential Payments Upon Termination” for severance and other termination payment provisions applicable to Mr. Spindler.
Jeffrey D. Bitzer.   On August 4, 2021, we entered into an employment agreement with Mr. Bitzer to govern his employment as our Chief Operating Officer, U.S Operations (now Group Chief Operating Officer). Under Mr. Bitzer’s employment agreement, his initial annual base salary was $425,000 and his base salary as of December 31, 2024 was $625,000. The agreement also provides that Mr. Bitzer is entitled to participate in all short-term incentive and long-term incentive plans offered by us. Mr. Bitzer’s employment was set to terminate automatically on December 31, 2022. However, each year the automatic end date will automatically extend to December 31 of the following year, if neither party gives notice of termination on or before September 30 of the year in which the automatic end date is scheduled to occur. Mr. Bitzer’s employment agreement provides for post-employment non-compete and non-solicitation covenants for a period of twelve months following termination of his employment, except in the case of a termination for “good reason” (as defined in Mr. Bitzer’s employment agreement). In order to enforce the restrictive covenants included in his employment agreement, we are required to pay Mr. Bitzer an amount equal to 3 months’ of his then-current base salary in equal installments for six months following his termination. See “Potential Payments Upon Termination” for severance and other termination payment provisions applicable to Mr. Bitzer.
Christopher P. Meyering.   On September 1, 2021, we entered into an employment agreement with Mr. Meyering to govern his employment as our Vice President, Chief Legal Officer and Secretary (now Vice President and Chief Legal Officer). Under Mr. Meyering’s employment agreement, his initial annual base salary was $500,000. Mr. Meyering’s annual base salary as of December 31, 2024 was $530,000. The agreement also provides that Mr. Meyering is entitled to participate in all short-term incentive and long-term incentive plans offered by us. Mr. Meyering’s employment agreement was set to terminate automatically on December 31, 2022. However, each year the automatic end date will automatically extend to December 31 of the following year if neither party gives notice of termination on or before September 30 of the year in which the automatic end date is scheduled to occur. Mr. Meyering’s employment agreement provides for post-employment non-compete and non-solicitation covenants for a period of one year following termination of his employment, except in the case of a termination for “good reason” (as defined in Mr. Meyering’s employment agreement). In order to enforce the restrictive covenants included in his employment agreement, we are required to pay Mr. Meyering 50% of his then-current base salary in equal installments for the duration of the non-competition period. See “Potential Payments Upon Termination” for severance and other termination payment provisions applicable to Mr. Meyering.
2018 Plan (for Employees and Consultants)
We maintain the 2018 Plan, which was adopted by our Board of Directors on, and effective as of, September 21, 2018.
The purpose of the 2018 Plan is to attract, retain and motivate key employees and consultants, to align the interests of such persons with our stockholders and to promote ownership of our equity. Employees and consultants are eligible for awards under the 2018 Plan.
Pursuant to the 2018 Plan, we may grant stock options (including “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended), stock appreciation rights, restricted shares or CDIs, RSUs, dividend equivalent rights, and performance-based awards or other equity-based or equity-related awards (including PSUs), that the Compensation and Nominating Committee determines to be consistent with the purposes of the 2018 Plan and our interests.
At our Annual General Meeting on May 24, 2023, our stockholders approved the adoption of the 2018 Plan for purposes of ASX Listing Rule 7.2 (Exception 13) for the issuance of up to 25,000,000 securities under the 2018 Plan in the three years following such Annual General Meeting.

Coronado Group LLC Management Incentive Units
Under the Coronado Group LLC agreement (as amended, effective October 23, 2018, referred to as the LLC Agreement), 2,900 MIUs were designated and authorized for issuance to certain members of management to motivate and retain senior management. The plan is designated to allow key members of management to share in the profits of the Company after certain returns are achieved by the equity investors. The MIUs constitute “profit interests” for the benefit of senior management in consideration of services rendered and to be rendered. At December 31, 2024, 2,900 MIUs were outstanding.
Coronado Coal LLC and Coronado II LLC merged to form Coronado Group LLC in July 2015. Coronado IV LLC was merged into Coronado Group LLC on June 30, 2016. Under the updated formation agreement dated June 30, 2016, the 2,500 designated and authorized units under the initial formation of Coronado Group LLC were replaced by these new units.
The management incentive units are comprised of three tiers, which entitle the holders to receive distributions from Coronado Group LLC subordinate to the distributions to be received by Members (as defined in the LLC Agreement). As of December 31, 2024, a portion of the authorized units had been allocated to various members of Coronado management including Mr. Spindler. Mr. Spindler holds 34.5% of MIUs on issue and also holds 0.95% of class A units, reflecting his capital contribution.

Outstanding Equity Awards at 2024 Fiscal Year-End Table
The following table provides information as of December 31, 2024 regarding equity awards, including unexercised stock options that had not vested, for each of the NEOs, using the fiscal year ended December 31, 2024 spot exchange rate, which was approximately A$1.00 to US$0.62.
	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unsecured Unearned Options (#)	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares of Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Douglas G. Thompson	04/25/2022	—	—	—	—	—	—	—	59,829(6)	284,547
	04/11/2023	—	—	—	—	—	—	—	59,325(7)	282,150
	09/13/2024	—	—	—	—	—	—	—	119,956(8)	570,513
Gerhard Ziems(3)	—	—	—	—	—	—	—	—	—	—
Garold Spindler	10/23/2018	10,496(4)	—	—	22.13	10/23/28	—	—	—	—
	06/07/2021	—	—	—	—	—	94,037(5)	447,241	—	—
	04/25/2022	—	—	—	—	—	—	—	148,241(6)	705,037
	04/11/2023	—	—	—	—	—	—	—	91,132(7)	433,429
Jeffrey D. Bitzer	06/07/2021	—	—	—	—	—	9,215(5)	43,829	—	—
	04/25/2022	—	—	—	—	—	—	—	59,297(6)	282,015
	04/11/2023	—	—	—	—	—	—	—	30,073(7)	143,032
	09/13/2024	—	—	—	—	—	—	—	53,125(8)	252,661
Christopher P. Meyering	04/25/2022	—	—	—	—	—	—	—	44,472(6)	211,511
	04/11/2023	—	—	—	—	—	—	—	28,980(7)	137,830
	09/13/2024	—	—	—	—	—	—	—	33,787(8)	160,693

(1)
The exercise price is calculated based on the exercise price of our CDIs on the date of grant (A$4.00), as adjusted by return of capital declared and approved on August 5, 2019 (A$0.44) multiplied by ten to account for the ten CDIs that represent one share of our common stock and using the fiscal year ended December 31, 2024 spot exchange rate, which was approximately A$1.00 to US$0.62.

(2)
The values are based on the closing CDI price as of December 31, 2024 of $0.48 (A$0.77), respectively.

(3)
As previously disclosed, Mr. Ziem’s employment terminated due to his resignation effective as of December 31, 2024. Accordingly, Mr. Ziems forfeited all unvested or unearned equity awards in accordance with their terms as of December 31, 2024 and Mr. Ziems had no outstanding equity awards as of December 31, 2024.

(4)
Our Compensation and Nominating Committee measured the achievement of certain performance measures including our relative total shareholder return and other LTI Scorecard metrics (detailed above) on February 21, 2022. The options granted to the NEOs on October 23, 2018 that were unearned were forfeited on February 21, 2022. The earned options vested on February 21, 2023. Award amounts are shown in shares of our common stock. Each share is equivalent to 10 CDIs. The share amounts have been rounded down to eliminate partial shares.

(5)
These PSUs were granted on June 7, 2021. Our Compensation and Nominating Committee measured the achievement of certain performance measures including our relative total shareholder return and other 2021 LTI Scorecard metrics (detailed above) on February 14, 2024. The PSUs granted to the NEOs on June 7, 2021 that were unearned were forfeited on February 14, 2024. The earned PSUs vested on February 14, 2025 (other than the PSUs for Mr. Ziems, which were forfeited upon his termination of employment on December 31, 2024). Award amounts are shown in shares of our common stock. Each share is equivalent to 10 CDIs. The share amounts have been rounded down to eliminate partial shares.
(6)
These PSUs were granted on April 25, 2022. Our Compensation and Nominating Committee measured the achievement of certain performance measures including our relative total shareholder return and other 2022 LTI Scorecard metrics (detailed above) on February 12, 2025. The following PSUs were conditionally earned by our NEOs: Mr. Thompson: 36,914 shares, Mr. Spindler: 91,464 shares, Mr. Bitzer: 36,586 shares, and Mr. Meyering: 27,439 shares. The PSUs granted to the NEOs on April 25, 2022 that were unearned were forfeited on February 12, 2025. The earned PSUs will vest on February 12, 2026, subject to each NEO’s continued service through such date. Award amounts are shown in shares of our common stock. Each share is equivalent to 10 CDIs. The share amounts have been rounded down to eliminate partial shares.

(7)
These PSUs were granted on April 11, 2023. Depending upon the achievement of certain performance measures including our relative total shareholder return and other 2023 LTI Scorecard metrics (detailed above) and subject to certain conditions, the PSUs will vest following the date upon which the achievement of performance metrics are determined (which will follow the release of our audited full-year financial results for the fiscal year ending December 31, 2025 and will occur no later than March 31, 2026). Award amounts are shown in shares of our common stock. Each share is equivalent to 10 CDIs. The share amounts have been rounded down to eliminate partial shares.

(8)
These PSUs were granted on September 13, 2024. Depending upon the achievement of certain performance measures including our relative total shareholder return and other 2024 LTI Scorecard metrics (detailed above) and subject to certain conditions, the PSUs will vest following the date upon which the achievement of performance metrics are determined (which will follow the release of our audited full-year financial results for the fiscal year ending December 31, 2026 and will occur no later than March 31, 2027). Award amounts are shown in shares of our common stock. Each share is equivalent to 10 CDIs. The share amounts have been rounded down to eliminate partial shares.

Option Exercises and Stock Vested in Fiscal Year Ended December 31, 2024
The following table provides information regarding PSUs that vested for each of our NEOs during the fiscal year ended December 31, 2024, using the spot exchange rate on the applicable vesting or exercise date. No options were exercised during the fiscal year ended December 31, 2024.
Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)
Douglas G. Thompson	—	—
Gerhard Ziems	8,115(1)	77,754(2)
Garold Spindler	51,953(1)	497,785(2)
Jeffrey D. Bitzer	5,092(1)	48,785(2)
Christopher P. Meyering	—	—

(1)
Amounts are shown in shares of our common stock. Each share is equivalent to 10 CDIs. The share amounts have been rounded down to eliminate partial shares. Amounts include dividend entitlements earned during the fiscal year ended December 31, 2024 on PSUs conditionally earned in 2023 that vested in 2024.

(2)
Amount is determined based on the closing market price of our common stock on the vesting date of such shares multiplied by the number of shares vested, using the spot exchange rate on February 16, 2024, which was approximately A$1.00 to US$0.65.

Pension Benefits
Superannuation Payment.   We do not provide pension benefits to our NEOs. Instead, as required by Australian law, we contribute to standard defined contribution superannuation funds on behalf of all Australian employees (including Mr. Thompson and Mr. Ziems). For Mr. Thompson and Mr. Ziems, superannuation was contributed in an amount equal to the quarterly maximum contribution amount designated by law, which totaled $18,924 (A$28,655) in 2024. Superannuation is a compulsory savings program whereby employers are required to pay a portion of an employee’s remuneration to an approved superannuation fund that employees are typically not able to access until they are retired. We permit employees to choose an approved and registered superannuation fund into which the contributions are paid.
401(k) Matching.   Our NEOs located in the United States, including Mr. Spindler, Mr. Bitzer and Mr. Meyering, are eligible to receive matching 401(k) contributions if they elect to participate in our 401(k) plan. We aim to match contributions, if any, at a market-appropriate level, which was a rate of 6% for the fiscal year ended December 31, 2024.
Potential Payments Upon Change in Control
Each of the NEOs’ PSU award agreements provide that if a change in control (as defined in the 2018 Plan) occurs within the defined performance period, a number of each grantee’s PSUs prorated from the beginning of the performance period through the date of the change in control will vest subject to satisfaction of the performance metrics (as specified in the award agreement) measured at the time of the change in control, as determined by the Compensation and Nominating Committee in its sole discretion. Any of the NEOs’ PSUs that do not vest as a result of the above will be forfeited for no consideration upon the change in control. Any vested PSUs will automatically be settled on a change in control unless our Board of Directors determines otherwise.
Our Board of Directors has the discretion to make STI payments in the event of specific circumstances relating to a change in control.
Potential Payments Upon Termination
Douglas G. Thompson.   As mentioned above, Mr. Thompson’s employment can be terminated by either him or Coronado Queensland by giving the other party three months’ written notice (or by Coronado Queensland making payment in lieu of part or all of his notice period). If Mr. Thompson terminates his employment without required notice, he must pay Coronado Queensland an amount equal to his compensation for the balance of the notice period not served. Coronado Queensland is entitled to terminate Mr. Thompson’s employment immediately without notice or payment in certain circumstances, including if he engages in serious or willful misconduct, engages in any other conduct which in the reasonable opinion of Coronado Queensland is likely to adversely affect the reputation of Coronado Queensland and/or his ability to effectively perform his duties, or is unwilling or unable to properly and effectively perform his duties. Mr. Thompson is entitled to a termination payment of six months of his fixed annual salary in addition to the above-mentioned three months’ notice, if his employment is terminated for any reason, other than those reasons listed in the preceding sentence.
If Mr. Thompson’s employment is terminated for cause, or he resigns without good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, and any vested benefits. If Mr. Thompson is terminated by reason of redundancy, he is entitled to receive such redundancy payments as required under Australian legislation, which, based on his tenure, currently total three weeks’ pay for every year of service (subject to limits and age-based adjustments) in addition to his contractual entitlements noted above.
Gerhard Ziems.   As mentioned above, during 2024, prior to his resignation, Mr. Ziems’ employment could be terminated by either him or Coronado Queensland by giving the other party three months’ written notice (or by Coronado Queensland making payment in lieu of part or all of his notice period). If Mr. Ziems terminated his employment without required notice, he must pay Coronado Queensland an amount equal to his compensation for the balance of the notice period not served. Coronado Queensland was entitled to terminate Mr. Ziems’ employment immediately without notice or payment in certain circumstances, including if he engaged in serious or willful misconduct, engaged in any other conduct which in the reasonable opinion of Coronado Queensland was likely to adversely affect the reputation of Coronado Queensland and/or his ability to effectively perform his duties, or was unwilling or unable to properly and effectively perform his duties. Mr. Ziems was entitled to a termination payment of six months of his fixed annual salary in addition to the above-mentioned three months’ notice, if his employment was terminated for any reason, other than those reasons listed in the preceding sentence.
If Mr. Ziems’ employment was terminated for cause, or he resigned without good reason, he would be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, and any vested benefits. If Mr. Ziems was terminated by reason of redundancy, he was entitled to receive such redundancy payments as required under Australian legislation, which, based on his tenure, currently total three weeks’ pay for every year of service (subject to limits and age-based adjustments) in addition to his contractual entitlements noted above.
Garold Spindler.   If Mr. Spindler’s employment is terminated without cause (as such term is defined in Mr. Spindler’s employment agreement), or he resigns with good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, any deferred compensation or vested benefits, and termination payment(s) equal to such amounts payable through the date of our next annual general meeting of stockholders.
If Mr. Spindler’s employment is terminated for cause, or he resigns without good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, and any deferred compensation or vested benefits.
Jeffrey D. Bitzer.   If Mr. Bitzer’s employment is terminated without cause (as such term is defined in Mr. Bitzer’s employment agreement), or he resigns with good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, any deferred compensation or vested benefits, and a termination payment of 12 months’ base salary, payable within 60 days after the date his employment terminates.
In addition to any other severance payments owed, as mentioned above, unless we waive the non-compete and non-solicitation covenants of Mr. Bitzer’s employment agreement, we agree to pay Mr. Bitzer an amount equal to 3 months’ of his annual salary, in 6 monthly payments, for a six-month period following termination of Mr. Bitzer’s employment. In return for this payment, Mr. Bitzer is required to provide us with consultation services upon request, up to a maximum amount of 20 hours per week.
If Mr. Bitzer’s employment is terminated for cause, or he resigns without good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, and any deferred compensation or vested benefits.
Christopher P. Meyering.   If Mr. Meyering’s employment is terminated without cause (as such term is defined in Mr. Meyering’s employment agreement), or he resigns with good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, any deferred compensation or vested benefits, and a termination payment of 12 months’ base salary, payable within 60 days after the date his employment terminates.
In addition to any other severance payments owed, as mentioned above, unless we waive the non-compete and non-solicitation covenants of Mr. Meyering’s employment agreement, we agree to pay Mr. Meyering an amount equal to 6 months of his annual salary, in 12 monthly payments, for a one-year period following termination of Mr. Meyering’s employment. In return for this payment, Mr. Meyering is required to provide us with consultation services upon request, up to a maximum amount of 20 hours per week.
If Mr. Meyering’s employment is terminated for cause, or he resigns without good reason, he will be entitled to receive his base salary through the date of termination and other entitlements, such as leave or cash entitlements, and any deferred compensation or vested benefits.
The following table sets forth the estimated incremental compensation payable in the form of severance benefits to each of the NEOs (other than Mr. Ziems) in the event of termination of the officer’s employment without cause or resignation for good reason, assuming such event occurred on December 31, 2024. The compensation set out below for Mr. Thompson is presented in U.S. dollars using the spot exchange rate as of December 31, 2024, which was approximately A$1.00 to US$0.62.
Name and Benefits(1)	Severance Benefits
Douglas G. Thompson Cash severance	$629,177 (A$1,012,026)
Garold Spindler
Cash severance	$925,000
Jeffrey D. Bitzer
Cash severance	$625,000
Consultation Services	$156,250
Christopher P. Meyering
Cash severance	$530,000
Consultation Services	$265,000

(1)
Mr. Ziems resigned effective as of December 31, 2024 and was not entitled to receive severance benefits.

Upon termination of employment due to death, disability or retirement, or in the event of a change in control, each NEO would be entitled to, at the end of the applicable performance period and subject to performance, pro-rata vesting of their outstanding performance-based stock options and PSUs based on their performance during the performance period.
Compensation Risk Considerations
We have reviewed our compensation policies as generally applicable to our employees and believe that our compensation programs are designed with an appropriate balance of risk and reward in relation to our overall business strategy and do not encourage excessive or unnecessary risk-taking behavior. In making this determination, we considered our pay mix, our base salaries and the attributes of our variable compensation programs, including our long-term and short-term incentive plans, and our alignment with market pay levels and compensation program designs. Our Compensation and Nominating Committee believes that the design of our executive compensation programs as outlined in “Compensation Discussion and Analysis” above places emphasis on long-term and short-term incentives and competitive base salaries. Our Compensation and Nominating Committee believes that this mix of incentives appropriately balances risk and aligns our executive officers’ motivations for our long-term success.
CEO Pay Ratio
For the 2024 fiscal year, the ratio of the annual total compensation for Douglas Thompson, our Chief Executive Officer, or the CEO Compensation to the median of the annual total compensation of all of our employees other than our Chief Executive Officer, or the Median Annual Compensation, was 18 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions summarized below. In this summary, we refer to the employee who received such Median Annual Compensation, who was selected in a manner consistent with Item 402(u) of Regulation S-K, as the “Median Employee.” For the purposes of this disclosure, the date used to identify the Median Employee was December 31, 2022, or the Determination Date. There have been no changes to our employee population or employee compensation arrangements during the last fiscal year that we believe would significantly affect our pay ratio disclosure and, as a result, we used the same “median employee” for our 2024 disclosure that we identified in 2022 (as further described below). CEO Compensation for purposes of this disclosure was $2,845,892, which represents the total compensation reported for Mr. Thompson in the “Summary Compensation Table” for the 2024 fiscal year. For the purposes of this disclosure, Median Annual Compensation was $162,425 and was calculated by totaling for our Median Employee all applicable elements of compensation for the 2024 fiscal year in accordance with Item 402(c)(2)(x) of Regulation S-K.

To identify the Median Employee, we first determined our employee population as of the Determination Date for purposes of the calculation. We measured compensation for 1,727 employees, representing all full-time, part-time, seasonal and temporary employees of us and our consolidated subsidiaries as of the Determination Date, excluding Mr. Thompson and, as permitted by Item 402(u) of Regulation S-K, excluding any independent contractors. We then measured compensation for the period beginning on January 1, 2022 and ending on December 31, 2022 for these employees. This compensation measurement was calculated by totaling, for each employee, the total cash compensation and benefits as shown in our payroll and human resources records for 2022.
Pay Versus Performance Disclosure
Year (a)	Summary Compensation Table Total for Douglas Thompson (b)(1)	Compensation Actually Paid to PEO (c)(1)(2)	Summary Compensation Table Total for Garold Spindler (b)(1)	Compensation Actually Paid to Garold Spindler (c)(1)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (d)(1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (e)(1)(2)	Value of Initial Fixed $100 Investment Based On:		Net Income (h)	Cash Flow (i)(4)
							Total Shareholder Return (f)(3)	Peer Group Total Shareholder Return (g)(3)
2024	2,845,892	1,932,678	—	—	$1,479,144	$177,881	$40	$317	$(108,881,000)	$(94,887,000)
2023	$1,799,283	$1,850,018	$1,825,425	$2,369,902	$1,125,501	$1,200,841	$101	$365	$156,065,000	$(31,230,000)
2022	—	—	$3,094,475	$3,778,624	$1,257,473	$1,394,231	$112	$312	$771,703,000	$888,292,000
2021	—	—	$3,197,717	$3,630,754	$844,277	$943,431	$59	$125	$189,423,000	$379,592,000
2020	—	—	$1,804,330	$1,865,515	$499,678	$504,599	$55	$81	$(226,537,000)	$(89,550,000)

(1)
Mr. Thompson served as our principal executive officer, or PEO, beginning on May 24, 2023 and for all of 2024. During 2022 and 2021, Mr. Thompson did not serve as our PEO, but he was a non-PEO NEO during those two years. Accordingly, (i) columns (b) and (c) represent Mr. Thompson’s compensation for 2024 and 2023, the years during which he served as our PEO, and (ii) columns (d) and (e) include Mr. Thompson’s compensation during 2022 and 2021, when he was one of our non-PEO NEOs. Mr. Spindler served as our PEO for the full year for each of 2022, 2021 and 2020, and through May 24, 2023. During 2024, Mr. Spindler did not serve as our PEO, but he was a non-PEO NEO for 2024. Accordingly, (x) columns (b) and (c) represent Mr. Spindler’s compensation for 2020, 2021, 2022, and 2023, the years during which he served as our PEO, and (y) columns (d) and (e) include Mr. Spindler’s compensation for 2024, when he was one of our non-PEO NEOs. For 2024, our non-PEO NEOs included Mr. Ziems, Mr. Spindler, Mr. Bitzer and Mr. Meyering. For 2023, our non-PEO NEOs included Mr. Ziems, Mr. Bitzer, Mr. Meyering and Ms. Pollard. For 2022, our non-PEO NEOs included Mr. Ziems, Mr. Bitzer, Mr. Thompson and Mr. Meyering. For 2021, our non-PEO NEOs included Mr. Ziems. Mr. Bitzer, Mr. Thompson and Ms. Pollard and James Campbell. For 2020, our non-PEO NEOs included Mr. Ziems, Mr. Campbell, Richard Rose, Ms. Pollard and Ayten Saridas.

(2)
For 2024, the values included in this column for the compensation actually paid to our PEO(s) and the average compensation actually paid to our Non-PEO NEOs reflect the following adjustments to the values included in column (b) and column (d), respectively:

Douglas Thompson	2024
Summary Compensation Table Total for PEO (column (b))	$2,845,892
- SCT “Stock Awards” column value	$(804,103)
+ year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end, including:	$424,069
+/- (as applicable) year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end, including:	$(533,180)
Compensation Actually Paid to PEO (column (c))	$1,932,678

Average for non-peo neos	2024
Average SCT Total for Non-PEO NEOs (column (d))	$1,479,144
- SCT “Stock Awards” column value	$(241,287)
+ year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end, including:	$76,813
+/- (as applicable) year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end, including:	$(526,707)
+/- (as applicable) year-over-year change in fair value of equity awards granted in prior years that vested in the covered year, including:	$(49,686)
- fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year, including:	$(560,396)
Average Compensation Actually Paid to Non-PEO NEOs (column (e))	$177,881

(3)
For each of 2024, 2023, 2022, 2021 and 2020, total shareholder return for the Company and the peer group was calculated as the yearly percentage change in cumulative total shareholder return based on a deemed fixed investment of $100 at market close on December 30, 2019. The yearly percentage change in cumulative total shareholder return was measured as the quotient of (a) the sum of (i) the cumulative amount of dividends for the period from December 30, 2019 through and including the last day of the covered fiscal year, or the Measurement Period, assuming dividend reinvestment, plus (ii) the difference between stock price per share at the end and the beginning of the Measurement Period, divided by (b) stock price per share at the beginning of the Measurement Period. For purposes of this pay versus performance disclosure, our peer group consists of the following entities: Stanmore Resources Ltd, Whitehaven Coal Ltd, New Hope Corporation Limited, Yancoal Australia Ltd, Arch Coal Inc., Peabody Energy Corporation, Warrior Met Coal Inc. and Alpha Metallurgical Resources, Inc (f/k/a Contura Energy, Inc.) or the Peer Group. For purposes of calculating the Peer Group total shareholder return, the returns of each component issuer of the group were weighted according to the respective issuers’ stock market capitalization at the beginning of the Measurement Period. Because fiscal years are presented in the table in reverse chronical order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.

(4)
Cash flow is calculated as Adjusted EBITDA less capex, interest and tax paid. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, depletion and amortization and other foreign exchange losses. Adjusted EBITDA is also adjusted for certain discrete items that management exclude in analyzing each of the Company’s segments’ operating performance. For a complete discussion of, and reconciliation of, Adjusted EBITDA to the relevant GAAP measure, see Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 96 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on February 19, 2025.

Pay Versus Performance Relationship Descriptions
The following graphical comparisons describe the relationships between certain figures included in the Pay Versus Performance table for each of 2024, 2023, 2022, 2021, and 2020, including: (a) a comparison between our cumulative total shareholder return and the total shareholder return of the Peer Group; and (b) comparisons between (i) the compensation actually paid, or CAP, to the PEO and the average CAP to our non-PEO NEOs and (ii) each of the Total Shareholder Return, Net Income, and Cash Flow measures as set forth in columns (f), (h) and (i) of the Pay Versus Performance table.

Tabular List
The following table lists the three financial performance measures that we believe represent the most important financial performance measures we use to link compensation actually paid to our NEOs for fiscal 2024 to our performance:
Cash Flow
Relative Total Shareholder Return
Adjusted EBITDA
Policies and Practices Regarding the Grant of Stock Options:
During 2024, the Company did not grant any stock options, and accordingly, no stock options were granted during any period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material nonpublic information.
Equity Compensation Plan Information
The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2024.
Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Rights or Options	Weighted Average Exercise Price per CDI(2)	Options and Rights Available for Grant(3)
Equity compensation plans approved by security holders(1)	18,553,362	$2.21	—
Equity compensation plans not approved by security holders	—	—	—
Total	18,553,362	$2.21	—

(1)
Includes the 2018 Plan and the Coronado Global Resources Inc. 2018 Non-Executive Director Plan.

(2)
Restricted stock units and performance-based awards are not taken into account in the weighted-average exercise price as such awards have no exercise price.

(3)
The number of employee options able to be granted is limited to the amount permitted to be granted at law, the ASX Listing Rules and by the limits on our authorized share capital in our certificate of incorporation. The ASX Listing Rules generally prohibits companies whose securities are quoted on ASX from issuing securities exceeding 15% of issued share capital in any 12 month period, without stockholder approval, unless waived by the ASX.

Director Compensation
The table below sets forth the compensation earned by each of the non-employee directors for the fiscal year ended December 31, 2024. The directors are paid in Australian dollars. The directors’ fees set out below are presented in U.S. dollars. For Messrs. Christensen, Koeck, Pritchard, the average exchange rate for the fiscal year ended December 31, 2024, which was approximately A$1.00 to US$0.66 was used. For Ms. Tyson, Ms. Wilson and Ms. Allen the exchange rate on the date the fees were paid was used.
Name		Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Philip Christensen	2024	$125,433	—	—	—	—	—	$125,433
William (Bill) Koeck	2024	$191,451	—	—	—	—	—	$191,451
Greg Pritchard	2024	$125,433	—	—	—	—	—	$125,433
Laura Tyson(2)	2024	$115,531	—	—	—	—	—	$115,531
Jan C. Wilson	2024	$115,531	—	—	—	—	—	$115,531
Aimee R. Allen	2024	$115,531	—	—	—	—	—	$115,531

(1)
The amounts reflected in this column include standard fees earned by each director as part of their fee arrangements during the period from their respective appointment dates to December 31, 2024. The amounts reported for each of the directors are reported inclusive of any superannuation payments made on behalf of the directors.

(2)
The amount reported for Ms. Tyson reflects fees paid directly to EMG for her services.

Narrative Disclosure to Director Compensation Table
Director Compensation
Under our bylaws, our Board of Directors may decide the total amount paid by us to each director as compensation for their services as a director, subject to the ASX Listing Rules. Under the ASX Listing Rules, the total amount of fees paid to all non-employee directors in any financial year must not exceed the aggregate amount of non-employee directors’ fees approved by stockholders at our Annual General Meeting. This amount has been fixed by us at $1,188,315 (A$1,800,000) per annum.
Mr. Christensen, Mr. Koeck, Mr. Pritchard, Ms. Wilson and Ms. Allen each entered into fee arrangements in connection with their appointment as non-employee directors. These fee arrangements provide for each non-employee director’s annual base compensation, which includes any statutory superannuation required. The fee arrangements also provide that the non-employee directors may elect to receive some, or all, of their annual base fees as RSUs. A summary of these fee arrangements follows:
Position	Year	Fee*
Board Member (other than Chair of the Board of Directors)	2024	$115,531 (A$175,000)
Lead Independent Director **	2024	$181,548 (A$275,000)
Chair of the Audit, Governance & Risk Committee (Additional Fee)	2024	$9,903 (A$15,000)
Chair of the Compensation and Nominating Committee (Additional Fee)	2024	$9,903 (A$15,000)
Chair of the Health Safety, Environment and Community Committee (Additional Fee)	2024	$9,903 (A$15,000)

*
U.S. dollar amounts are shown based on the average exchange rate for the fiscal year ended December 31, 2024, which was approximately A$1.00 to US$0.66.

**
Effective as of the date of the Annual General Meeting, the Board has determined that the position of Deputy Chair and Lead Independent Director will not continue.

If a non-employee director elects to receive some of their compensation in the form of RSUs, the RSUs will be settled no later than 30 days after the earliest of: (i) five years from the date the RSU is granted,(ii) the director ceasing to be a director on our Board of Directors or (iii) a change in control (as defined in the Non-Executive Director Plan). Each RSU is an entitlement to receive one CDI (or if our Board of Directors determines, the equivalent value in cash or shares) plus additional CDIs (or the equivalent value in cash or shares) equal to any distributions made (assuming such distributions are reinvested in CDIs at the ex-distribution date), until the RSU is settled. RSUs will be granted in installments over a 15-month period. No non-employee directors elected to receive any of their compensation in the form of RSUs in 2024.
In addition to the fees outlined above, the fee arrangement provides that we will pay our non-executive directors for travel and other expenses incurred in attending to our affairs, including attending and returning from our general meetings or meetings of our Board of Directors or committees thereof.
We entered into a similar fee arrangement with Ms. Tyson in connection with her appointment as a non-executive director. However, Ms. Tyson is not directly paid a fee and is not entitled to receive fees in the form of RSUs. Rather, we pay EMG a standard director’s fee of $115,531 (A$175,000) annually in return for EMG making Ms. Tyson available to us. Ms. Tyson’s fee arrangement also provides that we will pay for her travel and other expenses incurred in attending to our affairs, including attending and returning from our general meetings or meetings of our Board of Directors or committees thereof.
Non-Executive Director Plan
We maintain the Coronado Global Resources Inc. 2018 Non-Executive Director Plan, or the Non-Executive Director Plan, which was adopted by our Board of Directors on, and effective as of, September 21, 2018.
The purpose of the Non-Executive Director Plan is to attract, retain and motivate non-employee directors of our Board of Directors, to align the interests of such directors with our stockholders and to promote ownership of our equity.
Pursuant to the Non-Executive Director Plan, we may grant stock options, stock appreciation rights, restricted shares or CDIs, RSUs, dividend equivalent rights, and other equity-based or equity-related awards, that the Compensation and Nominating Committee determines to be consistent with the purposes of the Non-Executive Director Plan and our interests.
Director Shareholding Policy
We have established a minimum shareholding policy for our non-executive directors, other than directors appointed by the holder of the Series A Preferred Share (which applies only to Ms. Tyson), or any other directors determined by our Board of Directors. Non-employee directors are required to hold a minimum number of CDIs, RSUs, or shares that are at least equal in value to the director’s annual gross board fees in their first year of appointment to our Board of Directors. The minimum shareholding requirement is applicable in the fifth and subsequent years of the director’s tenure so that the minimum shareholding can be progressively acquired over the five years from the time the director is appointed.
As of January 1, 2024, Mr. Spindler and Ms. Tyson each held an indirect economic interest in Coronado Group LLC’s shareholding, arising from holdings of:
•
class A units and MIUs in Coronado Group LLC, as described above; and/or

•
investments in the EMG Group.

Those non-employee directors who hold indirect economic interests in us through investments in Coronado Group LLC or the EMG Group have an indirect interest in proceeds received by Coronado Group LLC for sale of certain CDIs.

Compensation and Nominating Committee Interlocks and Insider Participation
Our Compensation and Nominating Committee consisted of three non-executive directors during 2024: Mr. Pritchard, Ms. Tyson and Mr. Koeck served as members of our Compensation and Nominating Committee for all of 2024. Mr. Koeck served as the Chair of the Compensation and Nominating Committee for all of 2024. None of the members of our Compensation and Nominating Committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in 2024 served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any other company that has one or more of its executive officers serving on our Board of Directors or Compensation and Nominating Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of April 16, 2025, information regarding beneficial ownership of shares of our common stock, including shares underlying CDIs, by the following:
•
each person, or group of affiliated persons, who is known by us to beneficially own 5% or more of any class of our voting securities;

•
each of our directors;

•
each of our NEOs; and

•
all current directors and executive officers, as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership generally includes voting or investment power of a security and includes shares underlying options and other equity awards that are currently exercisable or exercisable within 60 days of April 16, 2025. The officers, directors and principal stockholders supplied the information for this table. Except as otherwise indicated, we believe that the beneficial owners of the CDIs and common stock listed below, based on the information given to us by each of them, have sole investment and voting power with respect to their shares, except where community property laws may apply.
Percentage of ownership is based on 167,645,373 shares of our common stock, or common stock equivalent CDIs, outstanding on April 16, 2025. Unless otherwise indicated, we deem shares subject to options that are exercisable within 60 days of April 16, 2025 to be outstanding and beneficially owned by the person holding the options for the purpose of computing percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person.
Because CDIs represent one-tenth of a share of our common stock, converting the number of CDIs owned by the person holding them into the equivalent number of shares of our common stock may result in fractional shares of common stock.
Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percentage of Common Stock
5% Stockholders
Coronado Group LLC(1)	84,506,139.9	50.4%
AustralianSuper Pty Ltd(2)	15,143,368.5	9.0%
Directors and Named Executive Officers
Garold Spindler(3)	159,941.7	*
William (Bill) Koeck(4)	17,326.1	*
Aimee R. Allen	—	—
Philip Christensen	—	—
Greg Pritchard(5)	7,158.2	*
Laura Tyson	—	—
Jan C. Wilson	—	—
Jeffrey D. Bitzer(6)	15,066.3	*
Douglas G. Thompson(7)	6,020.1	*
Gerhard Ziems(8)	20,062.1	*
Christopher P. Meyering(9)	15,108	*
All current directors and executive officers (12 persons) as a group(10)	254,472.1	*

*
Indicates less than 1%.

(1)
Reflects 84,506,139.9 shares of common stock held by Coronado Group LLC based on the SC 13D/A filed by Coronado Group LLC with the SEC on October 2, 2023. EMG CC HC, LLC, EMG Coronado II

HC, LLC, EMG Coronado IV Holdings LLC and EMG Coronado Strategic LP, each of which is affiliated with The Energy & Minerals Group, collectively hold approximately 99% of the outstanding units of Coronado Group LLC. Voting and investment decisions with respect to these shares require the vote of a majority of the board of managers of Coronado Group LLC, which is currently comprised of Garold Spindler, Laura Tyson and John G. Calvert. As such, no individual member of the board of managers is deemed to be the beneficial owner of the shares of common stock held by Coronado Group LLC. The address for Coronado Group LLC is The Energy & Minerals Group, 2229 San Felipe, Suite 1300, Houston, Texas 77019.
(2)
Reflects 151,433,685 CDIs. Based upon information contained in Schedule 13G/A filed with the SEC on January 25, 2024, which specifies that AustralianSuper Pty Ltd. had sole voting power with respect to 151,433,685 CDIs. The address of AustralianSuper Pty Ltd is Level 30, 130 Lonsdale Street, Melbourne Victoria 3000, Australia.

(3)
Includes 1,494,457 CDIs owned and 104,960 CDIs that Mr. Spindler has the right to acquire within 60 days of April 16, 2025 through the exercise of stock options.

(4)
Reflects an indirect economic interest in 173,261 CDIs held through superannuation funds. Voting and investment power in these shares are held in the Koeck Superannuation Fund. Mr. Koeck and Pamela Edith Koeck are trustees of this fund with shared voting and investment power.

(5)
Reflects 71,582 CDIs held by JJ Discretionary Trust. Mr. Pritchard is a trustee and beneficiary of the JJ Discretionary Trust with voting and pecuniary interest.

(6)
Reflects 150,663 CDIs.

(7)
Reflects 60,201 CDIs.

(8)
Mr. Ziems resigned as the Company’s Group Chief Financial Officer and Head of Strategic Investment, effective December 31, 2024. Based on available information, as of December 31, 2024, Mr. Ziems beneficially owned 200,621 CDIs.

(9)
Reflects 151,080 CDIs.

(10)
Includes 104,960 CDIs and 8,503 CDIs that Mr. Spindler and Ms. Pollard, respectively, have the right to acquire within 60 days of April 16, 2025 through the exercise of stock options.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires that our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities file with the SEC reports of ownership and changes in beneficial ownership of our common stock. The Company files certain Section 16(a) reports on behalf of the directors and executive officers, and directors, executive officers, and greater than 10% owners are required to furnish us with copies of all Section 16(a) forms that are filed on their behalf. Based solely on a review of copies of these reports furnished to us or written representations that no other reports were required, we believe that during the fiscal year ended December 31, 2024, all required reports were filed on behalf of our directors and executive officers on a timely basis, other than two Form 4s reporting a total of eight transactions for Mr. Meyering, one Form 4 reporting one transaction for Ms. Pollard, and one Form 4 reporting one transaction for Mr. Ziems, which were late due to administrative error.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a summary of transactions that occurred on or after January 1, 2024 to which we were a party, in which the amount involved exceeded $120,000 and in which any of our executive officers, directors or beneficial holders of more than 5% of our capital stock had or will have a direct or indirect material interest.
Stockholder’s Agreement
On September 24, 2018, we entered into a Stockholder’s Agreement with Coronado Group LLC, which governs the relationship between the EMG Group and us while the EMG Group beneficially owns in the aggregate at least 50% of our outstanding shares of common stock (including shares of common stock underlying CDIs). Pursuant to the Stockholder’s Agreement, we will provide the EMG Group with financial and other information, and we will cooperate with and have assistance from the EMG Group in connection with any financing or refinancing we undertake. While the EMG Group beneficially owns in the aggregate at least 10% of our outstanding shares of common stock, any issuances of equity securities must have been offered to Coronado Group LLC in respect of its pro rata shares. Additionally, for as long as the EMG Group beneficially owns in the aggregate at least 25% of the outstanding shares of our common stock, Coronado Group LLC will have consent rights to certain actions, including, but not limited to, amending or restating our bylaws or certificate of incorporation, issuing any equity securities, or terminating the employment of the Chief Executive Officer or hiring a new Chief Executive Officer. Under the Stockholder’s Agreement, the EMG Group has certain rights regarding our Board of Directors as described in “Executive Officers and Corporate Governance” above.
Registration Rights and Sell-Down Agreement
On September 24, 2018, we entered into a Registration Rights and Sell-Down Agreement with Coronado Group LLC, which governs Coronado Group LLC’s ability to require us to register shares of our common stock under the Securities Act of 1933, as amended, or the Securities Act, and to assist Coronado Group LLC in selling some or all of its shares of common stock (including in the form of CDIs).
Coronado Group LLC has the right, by delivering written notice, or Demand Notice, to require us to register the requested number of registerable securities under the Securities Act, or Demand Registration, provided that an individual stockholder may not deliver more than one Demand Notice within 180 calendar days.
We may postpone a Demand Registration (but not more than twice in any 12-month period), for a reasonable period not to exceed 90 days, provided that the Chief Executive Officer and Group Chief Financial Officer provide a signed certification that they reasonably expect such registration and offering to materially adversely affect or materially interfere with any bona fide material financing, or any material transaction under consideration, or require disclosure of nonpublic information, which could materially adversely affect us.
Except with respect to a Demand Registration, if we propose to file a registration statement under the Securities Act, we will give prompt notice of such filing within 10 days prior to the filing date, or Piggyback Notice, to all of the holders of registerable securities. The Piggyback Notice shall offer such holders the opportunity to include in such registration statement the number of registerable securities as each holder may request.
Coronado Group LLC may sell some or all of their shares of common stock without triggering registration rights under the terms of the Registration Rights and Sell-Down Agreement.
Relationship Deed
On September 24, 2018, we entered into a Relationship Deed with Coronado Group LLC and EMG Group. Pursuant to the Relationship Deed, we agreed to indemnify Coronado Group LLC for liabilities related to guarantees made by Coronado Group LLC in past transactions by the Company, any liability incurred by any person appointed by Coronado Group LLC as an observer on the board of directors under the Stockholder’s Agreement, and liabilities incurred by certain affiliates of the EMG Group under a New

South Wales-law governed bank guarantee facility. Under the Relationship Deed, we also agreed to reimburse Coronado Group LLC for reasonable costs of and incidental to the Australian IPO and travel costs for attending meetings of the board of directors for any person appointed by Coronado Group LLC as an observer.
Policies and Procedures for Review, Approval or Ratification of Related Party Transactions
Section 9.1 of our certificate of incorporation incorporates by reference the General Corporation Law of the State of Delaware in regards to related party transactions, pursuant to which no contract or transaction with any other firm, corporation or entity in which we have an interest, shall be affected or invalidated by the fact that one or more related persons may be a party to or may be interested in the contract or transaction, provided that the contract or transaction is approved by our Board of Directors. Pursuant to our Audit Committee charter, our Audit Committee is responsible for reviewing, approving, ratifying or disapproving “related party transactions.” Further, all transactions which exceed $10 million in transaction value with affiliates of the Company or affiliates of certain stockholders of the Company, require the approval of Coronado Group LLC pursuant to the terms of the Stockholder’s Agreement dated as of September 24, 2018 between us and Coronado Group LLC.

AUDIT COMMITTEE REPORT
The Audit Committee is currently composed of four independent directors and operates under a written charter adopted by the Board of Directors. The charter is reviewed and reassessed for adequacy annually by the Audit Committee and is reviewed and approved by the Board of Directors. A copy of the charter is available at https://coronadoglobal.com/sustainability/social/governance/.
Our Audit Committee consists of Mr. Pritchard (Chair), Mr. Christensen, Mr. Koeck and Ms. Wilson. Our Board of Directors has determined that each of Mr. Pritchard, Mr. Christensen, Mr. Koeck and Ms. Wilson are independent under Rule 10A-3 under the Exchange Act. Each of Mr. Pritchard and Ms. Wilson qualify as an “audit committee financial expert” under the applicable rules of the SEC. The Audit Committee is responsible for retaining the Company’s independent registered public accounting firm. Effective as of the date of the Annual General Meeting, our Audit Committee will consist of Mr. Pritchard (Chair), Mr. Christensen and Ms. Wilson.
Management is responsible for preparing financial statements in accordance with accounting principles generally accepted in the United States, or US GAAP, and the financial reporting process, including the Company’s disclosure controls and procedures and internal control over financial reporting. The independent registered public accounting firm is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity to US GAAP. The independent registered public accounting firm is required to perform an audit in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB.
The Audit Committee’s responsibility is to monitor and oversee these financial reporting processes on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 with management and EY, the principal accountant for the Company’s fiscal year ended December 31, 2024, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and effectiveness of internal controls over financial reporting.
In this context, the Audit Committee met five times in the fiscal year ended December 31, 2024 and held discussions with management and EY relating to matters pertaining to prior reported fiscal years. The Audit Committee also regularly met in separate executive sessions with EY and executive management, who oversees internal audit and risk management, and Audit Committee members only.
Management has represented to the Audit Committee that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2024 were prepared in accordance with US GAAP. The Audit Committee has reviewed and discussed the audited consolidated financial statements, including the critical accounting policies and estimates, with management and EY. The Audit Committee has discussed with EY the matters required to be discussed by the applicable requirements of the PCAOB, the SEC, and the ASX.
The Audit Committee has received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with EY its independence from the Company, including consideration of the compatibility of non-audit services with the firm’s independence.
Based on the Audit Committee’s discussion with management and EY, the Audit Committee’s review of the representations of management and the report of EY to the Audit Committee, the Audit Committee recommended to the Board of Directors and the Board of Directors has approved the audited consolidated financial statements for inclusion in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC and the ASX.
Submitted by the Audit Committee:
Greg Pritchard, Chair
Philip Christensen
William (Bill) Koeck
Jan C. Wilson

STOCKHOLDERS’ PROPOSALS FOR THE 2026 ANNUAL GENERAL MEETING
Exchange Act Rules
Any stockholder who wishes to have a qualified proposal (other than with respect to director nominations) considered for inclusion in our proxy statement for our 2026 annual general meeting of stockholders, or 2026 Annual General Meeting, must (i) comply with the procedural and other requirements set forth in Rule 14a-8 under the Exchange Act and (ii) ensure the proposal is received by our Secretary at our principal executive offices no later than December 23, 2025.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees for election at the 2026 Annual General Meeting other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act, which provides that such notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than 60 calendar days prior to the first anniversary the 2025 Annual General Meeting, include the names of all director nominees and include a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees. If the date of the 2026 Annual General Meeting is changed by more than 30 calendar days from the first anniversary of the 2025 Annual General Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2026 Annual General Meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 Annual General Meeting is first made. Accordingly, for the 2026 Annual General Meeting, stockholders must deliver such notice no later than April 6, 2026, unless the date of the 2026 Annual General Meeting is changed by more than 30 calendar days from the first anniversary of the Annual General Meeting.
Bylaws Advance Notice Requirement
Our bylaws include an advance notice provision that requires any stockholder who intends to submit a proposal for consideration at our 2026 Annual General Meeting (which proposals are not to be included in our proxy statement and thus are to be submitted outside the processes of Rule 14a-8 of the Exchange Act), or who intends to submit nominees for election as directors at the meeting, must, among other things, give timely written notice to our Secretary regarding their proposals. To be timely, notices must be delivered to the Secretary at the principal executive office of the Company no earlier than February 3, 2026 and no later than the close of business on March 5, 2026. Such written notice must also satisfy specified requirements set forth in our bylaws.

GENERAL INFORMATION
Important Notice Regarding the Internet Availability of Proxy Materials for the Annual General Meeting of Stockholders to be Held on June 3, 2025.
The Notice of Annual General Meeting, this proxy statement and our Proxy Annual Report are available on the internet at www.investorvote.com.au.
The following information applicable to the Annual General Meeting may be found in this proxy statement and the Notice of Internet Availability of Proxy Materials, the proxy card or the CDI voting instruction form that you received:
•
the date, time and virtual location of the Annual General Meeting;

•
a list of the matters intended to be acted on and our Board of Directors’ recommendations regarding those matters;

•
any control/identification numbers that you need to access your proxy; and

•
information about attending the Annual General Meeting and voting at the Annual General Meeting.

Our Board of Directors has made our proxy materials available to you over the internet or, upon your request, has mailed you a printed version of these materials in connection with the Annual General Meeting, which will take place on June 4, 2025 in Australia (or June 3, 2025 in the United States). We mailed the Notice of Internet Availability of Proxy Materials to our stockholders on April 22, 2025, and our proxy materials were posted on the website referenced in the Notice of Internet Availability of Proxy Materials on that same date.
We have sent or provided access to the materials to you because our Board of Directors is soliciting your proxy to vote your shares at our Annual General Meeting. We will bear all expenses incurred in connection with this proxy solicitation. Our officers and employees may solicit your proxy by telephone, by electronic transmission or by other means of communication, and they will not be separately compensated for such services. We solicit proxies to give all stockholders (and CDI Holders) an opportunity to vote on matters that will be presented at the Annual General Meeting. In this proxy statement, you will find information on these matters, which is provided to assist you in voting your shares (or shares underlying CDIs). If your shares are held through a broker or other nominee (i.e., in “street name”) and you have requested printed versions of these materials, we have requested that your broker or nominee forward this proxy statement to you and obtain your voting instructions, for which we will reimburse them for reasonable out-of-pocket expenses.

HOUSEHOLDING
As permitted under the Exchange Act, only one copy of the Notice of Internet Availability of Proxy Materials, or Notice, or this proxy statement is being delivered to stockholders (or CDI Holders) residing at the same address, who have consented to such delivery and unless such stockholders (or CDI Holders) have notified us of their desire to receive multiple copies of the Notice or this proxy statement. We will promptly deliver, upon oral or written request, a separate copy of the Notice or this proxy statement to any stockholder (or CDI Holders) residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Coronado Global Resources Inc., Level 33, Central Plaza One, 345 Queen Street, Brisbane Qld 4000, Attention: Secretary, Telephone: +61 7 3031 7777. Stockholders (or CDI Holders) residing at the same address and currently receiving only one copy of the Notice or this proxy statement may contact our Secretary at the address above to request multiple copies of the Notice or this proxy statement in the future. Stockholders (or CDI Holders) residing at the same address and currently receiving multiple copies of the Notice or this proxy statement may contact the Secretary at the address above to request that only a single copy of the Notice or this proxy statement be mailed to them in the future.

VOTING INFORMATION
What is the Purpose of the Annual General Meeting?
At the Annual General Meeting, we are asking the holder of the Series A Share to vote on the following proposal:
•
Proposal 1: the election of the director nominee designated by the EMG Group to serve until the 2026 annual general meeting of stockholders of the Company or until such director’s successor has been duly elected and qualified;

At the Annual General Meeting, we are asking holders of our common stock (and CDI Holders) to vote on the following proposals:
•
Proposal 2: the election of each of the six director nominees of the Company to serve until the 2026 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified;

•
Proposal 3: the approval, on a non-binding advisory basis, of the compensation of our named executive officers, as described in the “Compensation Discussion and Analysis” section, executive compensation tables and accompanying narrative disclosures contained in this proxy statement; and

•
Proposal 4: the ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Who is Entitled to Vote at the Annual General Meeting?
Our Board of Directors selected April 16, 2025 as the record date for determining stockholders entitled to vote at the Annual General Meeting. This means that if you were a registered stockholder with our transfer agent and registrar, Computershare Trust Company, N.A., or a CDI Holder as of the close of business on the record date, you may vote your shares (or, if you are a CDI Holder, direct CDN on how to vote your CDIs) on the matters to be considered at the Annual General Meeting. If your shares were held in street name (as further described below) through a broker or nominee on that date (or through CDN for shares underlying CDIs), you should refer to the instructions provided by your broker or nominee (or CDI voting instruction form) for further information. They are seeking your instructions on how you want your shares to be voted.
The Company’s common stock is publicly traded on the ASX in the form of CDIs convertible at the option of the holders into shares of the Company’s common stock on a 10-for-1 basis. As of April 16, 2025, we had 167,645,373 shares of our common stock issued and outstanding with 7,746 holders of record. The holders included CDN, which held 90,337,270 shares of our common stock on behalf of the CDI Holders; there were 7,745 registered owners of our CDIs on the record date. On each matter to be voted upon, you have one vote for each share of common stock you own as of the record date. Holders of our CDIs are entitled to direct CDN, or some other entity, including themselves or the Secretary of the Company, as proxy of CDN, to vote one vote for every 10 CDIs held by such holder as of the record date.
What is the Difference Between a Stockholder of Record and a Street Name Holder?
If you own shares registered directly in your name with our transfer agent and registrar, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote at the Annual General Meeting.
If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares, while you are considered to be the beneficial owner of the shares and you hold those shares as a street name holder. Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described in the notice that is sent to the street name holder by the broker, bank, trust or other nominee. Since a street name holder is not the stockholder of record, the street name holder may not vote their shares at the meeting unless such holder obtains a “legal proxy” from their applicable broker, bank, trustee or other nominee giving such holder the right to vote the shares at the Annual General Meeting.
CDN is the stockholder of record for all shares beneficially owned by CDI Holders. CDI Holders are entitled to receive notice of, and attend, the Annual General Meeting and may direct CDN to vote at the Annual General Meeting by using the method described in the CDI voting instruction form.
How Many Shares Must be Present to Hold the Annual General Meeting?
In accordance with our bylaws and certificate of incorporation, the holders of a majority of the voting power of the outstanding shares of common stock entitled to vote as of the record date must be present at the Annual General Meeting in order to hold the Annual General Meeting and conduct business. Your shares will be counted as present if:
•
you are a stockholder of record and either:

•
are present and vote at the Annual General Meeting; or

•
have properly submitted your proxy; or

•
are a beneficial owner of shares held by brokers that constitute “broker non-votes” because you have not provided voting instructions to the brokers and they lack the discretionary authority to vote on a particular matter (as described below); or

•
are a CDI Holder and you have properly submitted your CDI voting instruction form and directed CDN how to vote your shares underlying CDIs.

How Can You Vote Your Shares?
If you are a stockholder of record, you can vote your shares by voting by telephone, mailing in your proxy (if you requested and received a printed version of the proxy materials) or at the Annual General Meeting. You may give us your proxy by following the instructions included in the Notice of Internet Availability of Proxy Materials or, if you received a printed version of these proxy materials, in the enclosed proxy card. If you want to vote by mail but have not received a printed version of these proxy materials, you may request a full set of proxy materials through the instructions in the Notice of Internet Availability of Proxy Materials. If you vote using either telephone or the internet, you will save us mailing expense.
By giving us your proxy, you will be directing us how to vote your shares at the Annual General Meeting. Even if you plan on attending the Annual General Meeting, we urge you to submit a proxy now, instructing how your shares are to be voted at the Annual General Meeting. This will ensure that your vote is represented at the Annual General Meeting. If you do attend the Annual General Meeting, you can change your vote at that time, if you then desire to do so.
Valid proxies must be received no later than 10:00 A.M., Australian Eastern Standard Time, on June 2, 2025 or 8:00 P.M., U.S. Eastern Time, on June 1, 2025. Alternatively, you can cast your vote online before 10:00 A.M. Australian Eastern Standard Time on June 2, 2025 (or 8:00 P.M., U.S. Eastern Time, on June 1, 2025 by following the instructions on the proxy card.
What if Your Shares are Held in Street Name?
If you are the beneficial owner of shares held in street name, the methods by which you can access the proxy materials and give the voting instructions to the broker or nominee may vary. Accordingly, beneficial owners should follow the instructions provided by their brokers or nominees to vote by internet, telephone or mail. If you want to vote by mail but have not received a printed version of these proxy materials, you may request a full set of proxy materials as instructed by the Notice of Internet Availability of Proxy Materials. If you want to vote your shares at the Annual General Meeting, you must obtain a valid proxy from your broker or nominee, except that CDI Holders may not vote at the Annual General Meeting. You should contact your broker or nominee or refer to the instructions provided by your broker or nominee for further information. Additionally, the availability of internet or telephone voting depends on the voting process used by the broker or nominee that holds your shares.

How Can You Vote Your CDIs?
CDI Holders as of the record date may direct CDN to vote at the meeting by following the instructions on the CDI voting instruction form or by voting online at www.investorvote.com.au.
If you are a CDI Holder, in order to vote at the Annual General Meeting, you must instruct CDN to vote the shares underlying your CDIs pursuant to your instructions in the CDI voting instruction form.
Each CDI represents one-tenth of a share of our common stock. Therefore, each CDI Holder will be entitled to one vote for every 10 CDIs they hold.
Completed CDI voting instruction forms must be provided to CDN no later than 10:00 A.M., Australian Eastern Standard Time, on June 2, 2025 or 8:00 P.M., U.S. Eastern Time, on June 1, 2025. Alternatively, you can cast your vote online before 10:00 A.M., Australian Eastern Standard Time, on June 2, 2025 or 8:00 P.M., U.S. Eastern Time, on June 1, 2025 by following the instructions on the proxy card.
What Does it Mean if You Receive More Than One Set of Proxy Materials?
You may receive more than one Notice of Internet Availability of Proxy Materials or proxy statement and proxy card or CDI voting instruction form if your shares (or shares underlying CDIs) are held through more than one account (e.g., through different brokers or nominees). Each Notice of Internet Availability of Proxy Materials, proxy card or CDI voting instruction form only covers those shares held in the applicable account. If you hold shares (or shares underlying CDIs) in more than one account, you will have to provide voting instructions as to all of your accounts to vote all of your shares (or shares underlying CDIs).
Can You Change Your Vote After Submitting Your Proxy?
For stockholders of record, you may change your vote or revoke your proxy by:
•
written notice to our Secretary at Level 33, Central Plaza One, 345 Queen Street, Brisbane Qld 4000;

•
granting a new, later dated proxy (including by submitting a later dated proxy by telephone or on the internet); or

•
voting at the Annual General Meeting.

Attendance at the virtual Annual General Meeting will not, by itself, constitute revocation of a proxy. Unless you attend the virtual Annual General Meeting and vote your shares, you should change your vote using the same method (by internet, telephone or mail) that you first used to vote your shares. This will help the inspector of election for the Annual General Meeting verify your latest vote.
If you are a CDI Holder and you direct CDN to vote by completing the CDI voting instruction form, you may revoke those instructions by delivering to Computershare Investor Services Pty Limited a written notice of revocation bearing a later date than the CDI voting instruction form previously sent.
For beneficial owners of shares held in street name, you should follow the instructions in the information provided by your broker or nominee to change your vote or revoke your proxy. If you want to change your vote as to shares held in street name by voting at the Annual General Meeting, you must obtain a valid proxy from the broker or nominee that holds those shares for you.
How Are Votes Counted?
For stockholders of record, all shares represented by proxies will be voted at the Annual General Meeting in accordance with instructions given by the stockholders. Where a stockholder returns its proxy and no instructions are given with respect to a given matter, the proxy holders named in the proxy will vote those shares in accordance with the recommendations of the Board of Directors set forth below and in the discretion of the proxy holders upon such other business as may properly come before the Annual General Meeting. If you are a stockholder of record and you do not return your proxy, no votes will be cast on your behalf on any of the items of business at the Annual General Meeting.
Where a CDI Holder returns its CDI voting instruction form and no instructions are given with respect to a resolution, your vote will not be counted and will have no effect on that resolution.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may be treated as “broker non-votes.” Generally, broker non-votes occur when a broker is not permitted to vote on a particular matter without instructions from the beneficial owner and instructions have not been given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals, such as the election of directors and the advisory approval of the Company’s NEO compensation. However, brokers may vote their clients’ shares on “routine” proposals, such as the proposal seeking ratification of EY as the independent registered public accounting firm for the fiscal year ending December 31, 2025.
What are the Voting Options and Approval Requirements?
Proposal	Voting Options	Board of Directors Recommendations	Voting Standard	Treatment of Abstentions & Broker Non-Voters
Election of the Director Nominee Designated by the EMG Group	The holder of the Series A Share may vote “FOR” or withhold your vote for the director nominee	For the Holder of our Series A Share “FOR”	Plurality (i.e., most affirmative votes received among votes properly cast at the Annual General Meeting or by proxy).	Abstentions and broker non-votes will have no effect
Election of the Six Director Nominees of the Company	You may vote “FOR” or withhold your vote for any one or more of the director nominees.	For Holders of our Common Stock “FOR”	Plurality (i.e., most affirmative votes received among votes properly cast at the Annual General Meeting or by proxy).	Abstentions and broker non-votes will have no effect.
Approval of Our Named Executive Officers’ Compensation	You may vote “FOR”, “AGAINST” or abstain.	“FOR”	Affirmative vote of the majority of shares present at the Annual General Meeting or represented by proxy at the Annual General Meeting and entitled to vote on the matter.	Abstentions will have the effect of a vote against the proposal. Broker non-votes will have no effect.
Ratification of the Appointment of Ernst & Young as the Company’s Independent Registered Public Accounting firm for the fiscal year ending December 31, 2025	You may vote “FOR”, “AGAINST” or abstain.	“FOR”	Affirmative vote of the majority of shares present at the Annual General Meeting or represented by proxy at the Annual General Meeting and entitled to vote on the matter.	Abstentions will have the effect of a vote against the proposal. As this proposal is a routine matter, we do not expect to have broker non-votes.

Under ASX Listing Rule 14.2.1, a proxy card must allow stockholders to vote for a resolution, against a resolution or to abstain from voting on a resolution. In accordance with the provisions of the General Corporation Law of the State of Delaware, the bylaws of the Company provide that directors shall be elected to the Board of Directors by a plurality of the votes cast (i.e., the person(s) elected will be those with the most affirmative votes received among votes properly cast at the Annual General Meeting or by proxy). To enable this, ASX has granted the Company a waiver from ASX Listing Rule 14.2.1 to permit the Company not to provide an option for CDI Holders to vote against a resolution to elect a director in a CDI voting instruction form. The terms of the waiver are that: (a) the Company complies with the relevant Delaware laws as to the content of the proxy cards applicable to resolutions for the elections of directors, (b) the notice given by the Company to CDI Holders under ASX Settlement Operating Rule 13.8.9 makes it clear that CDI Holders are only able to vote for resolutions or abstain from voting, and the reasons why this is the case, (c) the Company releases details of this waiver to the market as part of the pre-quotation disclosure, and the terms of the waiver are set out in the management proxy circular provided to all CDI Holders and (d) without limiting ASX’s right to vary to its decision under ASX Listing Rule 18.3, the waiver from Listing Rule 14.2.1 only applies for so long as the relevant Delaware laws prevent the Company from permitting stockholders to vote against a resolution to elect a director.
Can any Other Business be Conducted at the Annual General Meeting?
Yes. All matters brought before the Annual General Meeting must be stated in the Notice or otherwise properly brought before the Annual General Meeting by or at the direction of (a) the Board of Directors, (b) EMG or (c) a stockholder of record entitled to vote at the Annual General Meeting in compliance with the advance notice provisions set forth in Section 1.11 of the Company’s bylaws. The Company and the Board of Directors are not aware of any properly submitted business to be acted upon at the Annual General Meeting that is not set forth in the Notice.
What Happens if the Annual General Meeting is adjourned?
The Annual General Meeting may be adjourned by the Chair of the Annual General Meeting for the purposes of, among other things, soliciting additional proxies. In the absence of a quorum of any class of stock entitled to vote on a matter, an adjournment may be made from time to time with the approval of the affirmative vote of the holders of a majority of outstanding shares of such class present at the Annual General Meeting or represented by proxy and entitled to vote on such matter at the Annual General Meeting. The Company is required to notify stockholders of any adjournments of more than 30 days or if a new record date is fixed for the adjourned meeting. Notice is not required for an adjourned meeting if the time, place and means of remote communication for the adjourned meeting are announced at the meeting at which the adjournment occurs. Unless a new record date is fixed, your proxy will still be valid and may be voted at the adjourned meeting unless properly revoked. You will still be able to change or revoke your proxy until it is voted.
By Order of the Board of Directors,
/s/ Susan Casey
Susan Casey
Secretary
Dated: April 22, 2025

MMMMMMMMMENDORSEMENT_LINE______________ SACKPACK_____________000001MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6Using a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas. MMMMMMMMMMMMMMMMMMMMMMMMMM C123456789000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extLodge your vote:Online:www.investorvote.com.auBy Mail:Computershare Investor Services Pty Limited GPO Box 242 MelbourneVictoria 3001 AustraliaAlternatively you can fax your form to (within Australia) 1800 783 447 (outside Australia) +61 3 9473 2555For Intermediary Online subscribers only (custodians) www.intermediaryonline.comFor all enquiries call:(within Australia) 1300 850 505 (outside Australia) +61 3 9415 4000 2025 Annual General Meeting Proxy Card1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. AProposals — The Board of Directors recommends a vote FOR each of the nominees listed in Proposal 2, and FOR Proposals 3 and 4. 2.Election of the Other Director Nominees: For WithholdFor WithholdFor Withhold01 - Garold Spindler02 - Douglas G. Thompson03 - Aimee R. Allen04 - Philip Christensen05 - Greg Pritchard06 - Jan C. Wilson3. Approval, on a non-binding advisory basis, of our namedForAgainst Abstain4. Ratification of the appointment of Ernst & Young as theForAgainst Abstainexecutive officers’ compensationCompany’s independent registered public accounting firm forthe fiscal year ending December 31, 2025BAuthorized Signatures — This section must be completed for your vote to count. Please date and sign below.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. C 1234567890J N TMMMMMMM 1 U P X 6 5 0 6 5 9044R8F MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

The 2025 Annual General Meeting of Stockholders of Coronado Global Resources Inc. will be held onJune 4, 2025 at 10:00 A.M., Australian Eastern Standard Time (June 3, 2025 at 8:00 P.M., United States Eastern Time),virtually via the internet at https://meetnow.global/MSJFC6S. Important notice regarding the Internet Availability of Proxy Materials for the 2025 Annual General Meeting of Stockholders.The materials are available at: www.edocumentview.com/CRN q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Coronado Global Resources Inc. Proxy Solicited by the Board of Directors of Coronado Global Resources Inc. for the Annual General Meeting of Stockholders on June 4, 2025 (10:00 A.M., Australian Eastern Standard Time) / June 3, 2025 (8:00 P.M., United States Eastern Time).Douglas Thompson and Garold Spindler, or any of them (the “Proxies”), each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Stockholders of Coronado Global Resources Inc. to be held on June 4, 2025 (10:00 A.M., Australian Eastern Standard Time) / June 3, 2025 (8:00 P.M., United States Eastern Time), or at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR each of the nominees listed in Proposal 2, and FOR Proposals 3 and 4.In their discretion, the Proxies are authorized to vote (1) for the election of any person to the Board of Directors if any nominee named in Proposal 2 herein becomes unable to serve or for good cause will not serve and (2) upon such other business as may properly come before the Annual General Meeting of Stockholders.(Proposals to be voted appear on reverse side) Non-Voting Items Change of Address — Please print new address below.Comments — Please print your comments below.

MMMMMMMMMENDORSEMENT_LINE______________ SACKPACK_____________000001MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6Using a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas. MMMMMMMMMMMMMMMMMMMMMMMMMM C123456789000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extYour vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada 2025 Annual General Meeting Proxy Card1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. AProposals — The Board of Directors recommends a vote FOR each of the nominees listed in Proposals 1 and 2, and FOR Proposals 3 and 4. 1.Election of the Series A Director Nominee: ForWithhold01- Laura Tyson2. Election of the Other Director Nominees:ForWithholdFor WithholdFor Withhold01- Garold Spindler02 - Douglas G. Thompson03 - Aimee R. Allen04 - Philip Christensen05 - Greg Pritchard06 - Jan C. Wilson3. Approval, on a non-binding advisory basis, of our namedForAgainst Abstain4. Ratification of the appointment of Ernst & Young as theForAgainst Abstainexecutive officers’ compensationCompany’s independent registered public accounting firm forthe fiscal year ending December 31, 2025BAuthorized Signatures — This section must be completed for your vote to count. Please date and sign below.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. C 1234567890J N TMMMMMMM 1 U P X 6 5 0 6 5 9044R7E MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

The 2025 Annual General Meeting of Stockholders of Coronado Global Resources Inc. will be held onJune 4, 2025 at 10:00 A.M., Australian Eastern Standard Time (June 3, 2025 at 8:00 P.M., United States Eastern Time), virtually via the internet at https://meetnow.global/MSJFC6S.Important notice regarding the Internet Availability of Proxy Materials for the 2025 Annual General Meeting of Stockholders. The materials are available at: www.edocumentview.com/CRN IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Coronado Global Resources Inc.Proxy Solicited by the Board of Directors of Coronado Global Resources Inc. for the Annual General Meeting of Stockholders on June 4, 2025 (10:00 A.M., Australian Eastern Standard Time) / June 3, 2025 (8:00 P.M., United States Eastern Time).Douglas Thompson and Garold Spindler, or any of them (the “Proxies”), each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Stockholders of Coronado Global Resources Inc. to be held on June 4, 2025 (10:00 A.M., Australian Eastern Standard Time) / June 3, 2025 (8:00 P.M., United States Eastern Time), or at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR each of the nominees listed in Proposals 1 and 2, and FOR Proposals 3 and 4.In their discretion, the Proxies are authorized to vote (1) for the election of any person to the Board of Directors if any nominee named in Proposal 2 herein becomes unable to serve or for good cause will not serve and (2) upon such other business as may properly come before the Annual General Meeting of Stockholders.(Proposals to be voted appear on reverse side)C Non-Voting ItemsChange of Address — Please print new address below.Comments — Please print your comments below.

Coronado Global Resources Inc.ARBN 628 199 468 Phone:1300 850 505 (within Australia)+61 3 9415 4000 (outside Australia) Online:www.investorcentre.com/contact YOUR VOTE IS IMPORTANT For your proxy appointment to be effective itmust be received by 10:00 A.M. (AEST)Monday, 2 June 2025 (or 8:00 P.M. (U.S ET)Sunday, 1 June 2025) CDI Voting Instruction Form How to Vote on Items of BusinessEach CHESS Depositary Interest (CDI) is equivalent to one-tenth of a share of Company Common Stock, so that every 10 (ten) CDI registered in your name at 17 April 2025 in Australia (or 16 April 2025 in U.S.) entitles you to one vote.You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes and to vote on the underlying shares. Lodge your Proxy Form:XX SIGNING INSTRUCTIONS FOR POSTAL FORMSIndividual: Where the holding is in one name, the securityholder must sign.Joint Holding: Where the holding is in more than one name, all of the securityholders should sign.Power of Attorney: If you have not already lodged the Power of Attorney with the registry, please attach a certified photocopy of the Power of Attorney to this form when you return it.Companies: Where the company has a Sole Director who is also the Sole Company Secretary, this form must be signed by that person. If the company (pursuant to section 204A of the Corporations Act 2001) does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this form must be signed by a Director jointly with either another Director or a Company Secretary. Please sign in the appropriate place to indicate the office held. Delete titles as applicable. Online:Lodge your vote online at www.investorvote.com.au using your secure access information or use your mobile device to scan the personalised QR code.Your secure access information isControl Number: 999999 SRN/HIN: I9999999999PIN: 99999 By Mail:Computershare Investor Services Pty Limited GPO Box 242Melbourne VIC 3001 Australia By Fax:1800 783 447 within Australia or+61 3 9473 2555 outside Australia PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential.You may elect to receive meeting-related documents, or request a particular one, in electronic or physical form and may elect not to receive annual reports. To do so, contact Computershare.Samples/000001/000001/i12

MR SAM SAMPLE FLAT 123123 SAMPLE STREET THE SAMPLE HILL SAMPLE ESTATE SAMPLEVILLE VIC 3030 Change of address. If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a broker (reference number commences with ‘X’) should adviseyour broker of any changes. I 9999999999 I ND CDI Voting Instruction Form Please markto indicate your directions Voting Instructions to CHESS Depositary Nominees Pty LtdI/We being a holder of CHESS Depositary Interests of Coronado Global Resources, Inc. hereby direct CHESS Depositary Nominees Pty Ltd to vote the shares underlying my/our holding at the Annual General Meeting of Coronado Global Resources, Inc. to be held virtually on June 4, 2025, at 10:00 A.M., (AEST) (or June 3, 2025, at 8:00 P.M., U.S. Eastern Time) and at any adjournment or postponement of that meeting. By execution of this CDI Voting Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting or any adjournment or postponement thereof. Step 2 Items of Business Voting Instructions - Voting instructions will only be valid and accepted by CDN if they are signed and received no later than10:00 A.M. Australian Eastern Standard Time on Monday, 2 June 2025 (or Sunday, 1 June 2025, at 8:00 P.M. U.S. Eastern Time). Please read the instructions overleaf before marking any boxes with an X. If you mark the ABSTAIN box for an Item, you are directing CDN or its appointed proxy not to vote on your behalf on a show of hands or a poll and your votes will not be counted in computing the required majority Proposal 2: Election of the Director Nominees (Other than the Series A Director Nominee)01Garold Spindler02Douglas G. Thompson03Aimee R. Allen04Philip Christensen ForAbstain Proposal 3:Approval, on a non-binding advisory basis, of our named executive officers’ compensationProposal 4:Ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 ForAgainst AbstainForAgainst Abstain 05Greg Pritchard06Jan C. WilsonThe Chairman of the Annual Meeting intends to vote undirected proxies in favour of each item of business. In exceptional circumstances, the Chairman of the Annual Meeting may change his/her voting intention on any item, in which case an announcement will be made on the Australian Securities Exchange. SIGN Signature of Securityholder(s) This section must be completed. Individual or Securityholder 1 Securityholder 2 Securityholder 3 Sole Director and Sole Company SecretaryContact Director Contact Daytime Director/Company Secretary// NameTelephone Date C R N3 0 7 1 9 0 A